2014 Annual Report

RiverSource® Personal Portfolio Plus2 Personal Portfolio Variable Annuity

45066 AA (5/15)	Issued by: RiverSource Life Insurance Co. of New York

Annual Financial Information

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS OF RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK AND

CONTRACT OWNERS OF RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the divisions of RiverSource of New York Variable Annuity Account 2 that is offered through RiverSource® Personal Portfolio Plus2 Variable Annuity and RiverSource® Personal Portfolio Variable Annuity (the Account) sponsored by RiverSource Life Insurance Co. of New York, referred to in Note 1, at December 31, 2014, the results of their operations for the period then ended, and the changes in their net assets for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of RiverSource Life Insurance Co. of New York; our responsibility is to express an opinion on these financial statements based on our audits. The financial statements of the divisions of the Account, including the financial highlights which appear in the footnotes, for the period ended December 31, 2010 were audited by another independent registered public accounting firm whose report dated April 22, 2011 expressed an unqualified opinion. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the affiliated and unaffiliated mutual fund managers, provide a reasonable basis for our opinion.

Minneapolis, Minnesota

April 22, 2015

RIVERSOURCE PP PLUS2/RIVERSOURCE PP VARIABLE ANNUITY – 2014 ANNUAL REPORT	1

Statements of Assets and Liabilities

Dec. 31, 2014	AC VP Inc & Gro, Cl I	AC VP Val, Cl I	Col VP Bal, Cl 3	Col VP Cash Mgmt, Cl 3	Col VP Inter Bond, Cl 3
Assets
Investments, at fair value(1),(2)	$70,975	$69,398	$325,792	$387,878	$717,528
Receivable for share redemptions	180	176	413	508	846
Total assets	71,155	69,574	326,205	388,386	718,374

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	80	79	369	455	748
Administrative charge	10	9	44	53	98
Total liabilities	90	88	413	508	846
Net assets applicable to contracts in accumulation period	71,065	69,486	325,792	367,826	711,942
Net assets applicable to seed money	—	—	—	20,052	5,586
Total net assets	$71,065	$69,486	$325,792	$387,878	$717,528
(1) Investment shares	7,020	7,375	15,055	387,878	70,140
(2) Investments, at cost	$43,799	$48,610	$234,707	$387,764	$737,679

Dec. 31, 2014 (continued)	Col VP Select Intl Eq, Cl 3	Col VP Lg Core Quan, Cl 3	Col VP Mid Cap Gro, Cl 3	Invesco VI Core Eq, Ser I	Invesco VI Intl Gro, Ser I
Assets
Investments, at fair value(1),(2)	$26,507	$319,773	$72,217	$290,368	$34,014
Receivable for share redemptions	32	392	90	738	86
Total assets	26,539	320,165	72,307	291,106	34,100

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	28	349	81	329	38
Administrative charge	3	43	10	40	5
Total liabilities	31	392	91	369	43
Net assets applicable to contracts in accumulation period	25,100	318,210	71,273	290,737	34,057
Net assets applicable to seed money	1,408	1,563	943	—	—
Total net assets	$26,508	$319,773	$72,216	$290,737	$34,057
(1) Investment shares	2,031	8,970	3,742	7,080	975
(2) Investments, at cost	$23,882	$201,983	$45,729	$180,422	$21,682

See accompanying notes to financial statements.

2	RIVERSOURCE PP PLUS2/RIVERSOURCE PP VARIABLE ANNUITY – 2014 ANNUAL REPORT

Statements of Assets and Liabilities

Dec. 31, 2014 (continued)	Janus Aspen Bal, Inst	Janus Aspen Gbl Res, Inst	Oppen Cap Appr VA	Oppen Global Strategic Inc VA	Put VT Div Inc, Cl IA
Assets
Investments, at fair value(1),(2)	$572,896	$121,119	$184,503	$8,996	$38,492
Receivable for share redemptions	1,455	308	508	23	98
Total assets	574,351	121,427	185,011	9,019	38,590

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	649	137	227	11	44
Administrative charge	78	17	27	1	5
Total liabilities	727	154	254	12	49
Net assets applicable to contracts in accumulation period	573,624	121,273	184,757	9,007	38,541
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$573,624	$121,273	$184,757	$9,007	$38,541
(1) Investment shares	18,228	2,922	2,844	1,697	5,483
(2) Investments, at cost	$467,324	$105,120	$115,349	$9,422	$45,916

Dec. 31, 2014 (continued)	Put VT Div Inc, Cl IB	Put VT Gro & Inc, Cl IA	Put VT Gro & Inc, Cl IB	Put VT Hi Yield, Cl IA	Put VT Hi Yield, Cl IB
Assets
Investments, at fair value(1),(2)	$55,749	$64,733	$200,070	$54,395	$74,657
Receivable for share redemptions	141	165	506	138	190
Total assets	55,890	64,898	200,576	54,533	74,847

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	63	73	226	62	85
Administrative charge	8	9	27	7	10
Total liabilities	71	82	253	69	95
Net assets applicable to contracts in accumulation period	55,819	64,816	199,520	54,464	74,752
Net assets applicable to seed money	—	—	803	—	—
Total net assets	$55,819	$64,816	$200,323	$54,464	$74,752
(1) Investment shares	7,953	2,466	7,660	7,976	11,060
(2) Investments, at cost	$64,640	$55,726	$171,355	$63,004	$83,258

See accompanying notes to financial statements.

RIVERSOURCE PP PLUS2/RIVERSOURCE PP VARIABLE ANNUITY – 2014 ANNUAL REPORT	3

Statements of Assets and Liabilities

Dec. 31, 2014 (continued)	Put VT Multi-Cap Gro, Cl IA	Put VT Voyager, Cl IB
Assets
Investments, at fair value(1),(2)	$25,664	$120,398
Receivable for share redemptions	65	306
Total assets	25,729	120,704

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	29	137
Administrative charge	4	16
Total liabilities	33	153
Net assets applicable to contracts in accumulation period	25,696	120,551
Net assets applicable to seed money	—	—
Total net assets	$25,696	$120,551
(1) Investment shares	732	2,187
(2) Investments, at cost	$18,507	$92,709

See accompanying notes to financial statements.

4	RIVERSOURCE PP PLUS2/RIVERSOURCE PP VARIABLE ANNUITY – 2014 ANNUAL REPORT

Statements of Operations

Year ended Dec. 31, 2014	AC VP Inc & Gro, Cl I	AC VP Val, Cl I	Col VP Bal, Cl 3	Col VP Cash Mgmt, Cl 3	Col VP Inter Bond, Cl 3
Investment income
Dividend income	$1,387	$1,029	$—	$55	$19,561
Variable account expenses	969	942	4,447	8,080	9,690
Investment income (loss) — net	418	87	(4,447)	(8,025)	9,871

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	9,511	5,365	17,787	700,639	115,648
Cost of investments sold	6,308	4,028	13,626	700,603	119,172
Net realized gain (loss) on sales of investments	3,203	1,337	4,161	36	(3,524)
Distributions from capital gains	—	—	—	—	3,561
Net change in unrealized appreciation or depreciation of investments	3,469	5,867	26,410	(32)	19,715
Net gain (loss) on investments	6,672	7,204	30,571	4	19,752
Net increase (decrease) in net assets resulting from operations	$7,090	$7,291	$26,124	$(8,021)	$29,623

Year ended Dec. 31, 2014 (continued)	Col VP Select Intl Eq, Cl 3	Col VP Lg Core Quan, Cl 3	Col VP Mid Cap Gro, Cl 3	Invesco VI Core Eq, Ser I	Invesco VI Intl Gro, Ser I
Investment income
Dividend income	$510	$—	$—	$2,592	$581
Variable account expenses	399	5,275	1,007	4,421	519
Investment income (loss) — net	111	(5,275)	(1,007)	(1,829)	62

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	4,923	208,800	9,752	69,962	6,495
Cost of investments sold	4,157	133,485	6,468	44,432	4,052
Net realized gain (loss) on sales of investments	766	75,315	3,284	25,530	2,443
Distributions from capital gains	—	—	—	1,447	—
Net change in unrealized appreciation or depreciation of investments	(3,933)	(23,490)	1,856	(4,932)	(2,869)
Net gain (loss) on investments	(3,167)	51,825	5,140	22,045	(426)
Net increase (decrease) in net assets resulting from operations	$(3,056)	$46,550	$4,133	$20,216	$(364)

Year ended Dec. 31, 2014 (continued)	Janus Aspen Bal, Inst	Janus Aspen Gbl Res, Inst	Oppen Cap Appr VA	Oppen Global Strategic Inc VA	Put VT Div Inc, Cl IA
Investment income
Dividend income	$10,181	$1,350	$900	$466	$3,582
Variable account expenses	8,432	1,778	2,868	151	584
Investment income (loss) — net	1,749	(428)	(1,968)	315	2,998

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	116,060	19,366	57,728	3,275	5,774
Cost of investments sold	96,387	17,498	37,350	3,367	6,749
Net realized gain (loss) on sales of investments	19,673	1,868	20,378	(92)	(975)
Distributions from capital gains	15,555	—	4,901	—	—
Net change in unrealized appreciation or depreciation of investments	2,873	5,651	3,411	(27)	(2,207)
Net gain (loss) on investments	38,101	7,519	28,690	(119)	(3,182)
Net increase (decrease) in net assets resulting from operations	$39,850	$7,091	$26,722	$196	$(184)

See accompanying notes to financial statements.

RIVERSOURCE PP PLUS2/RIVERSOURCE PP VARIABLE ANNUITY – 2014 ANNUAL REPORT	5

Statements of Operations

Year ended Dec. 31, 2014 (continued)	Put VT Div Inc, Cl IB	Put VT Gro & Inc, Cl IA	Put VT Gro & Inc, Cl IB	Put VT Hi Yield, Cl IA	Put VT Hi Yield, Cl IB
Investment income
Dividend income	$4,781	$1,157	$3,020	$3,920	$5,264
Variable account expenses	837	961	3,101	832	1,184
Investment income (loss) — net	3,944	196	(81)	3,088	4,080

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	10,093	15,017	53,345	9,526	16,539
Cost of investments sold	11,143	13,481	47,697	10,852	17,972
Net realized gain (loss) on sales of investments	(1,050)	1,536	5,648	(1,326)	(1,433)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(3,358)	4,646	13,360	(1,259)	(2,223)
Net gain (loss) on investments	(4,408)	6,182	19,008	(2,585)	(3,656)
Net increase (decrease) in net assets resulting from operations	$(464)	$6,378	$18,927	$503	$424

Year ended Dec. 31, 2014 (continued)				Put VT Multi-Cap Gro, Cl IA	Put VT Voyager, Cl IB
Investment income
Dividend income				$169	$3,205
Variable account expenses				400	1,714
Investment income (loss) — net				(231)	1,491

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales				10,097	13,928
Cost of investments sold				7,872	11,285
Net realized gain (loss) on sales of investments				2,225	2,643
Distributions from capital gains				—	—
Net change in unrealized appreciation or depreciation of investments				1,220	5,280
Net gain (loss) on investments				3,445	7,923
Net increase (decrease) in net assets resulting from operations				$3,214	$9,414

See accompanying notes to financial statements.

6	RIVERSOURCE PP PLUS2/RIVERSOURCE PP VARIABLE ANNUITY – 2014 ANNUAL REPORT

Statements of Changes in Net Assets

Year ended Dec. 31, 2014	AC VP Inc & Gro, Cl I	AC VP Val, Cl I	Col VP Bal, Cl 3	Col VP Cash Mgmt, Cl 3	Col VP Inter Bond, Cl 3
Operations
Investment income (loss) — net	$418	$87	$(4,447)	$(8,025)	$9,871
Net realized gain (loss) on sales of investments	3,203	1,337	4,161	36	(3,524)
Distributions from capital gains	—	—	—	—	3,561
Net change in unrealized appreciation or depreciation of investments	3,469	5,867	26,410	(32)	19,715
Net increase (decrease) in net assets resulting from operations	7,090	7,291	26,124	(8,021)	29,623

Contract transactions
Contract purchase payments	—	—	—	3,400	10,488
Net transfers(1)	—	—	—	90,904	(17,408)
Contract terminations:
Surrender benefits and contract charges	(8,451)	(4,335)	(8,743)	(675,938)	(74,139)
Death benefits	—	—	(4,213)	(8,058)	(3,173)
Increase (decrease) from contract transactions	(8,451)	(4,335)	(12,956)	(589,692)	(84,232)
Net assets at beginning of year	72,426	66,530	312,624	985,591	772,137
Net assets at end of year	$71,065	$69,486	$325,792	$387,878	$717,528

Accumulation unit activity
Units outstanding at beginning of year	41,159	27,023	185,448	957,652	553,136
Contract purchase payments	—	—	—	—	6,776
Net transfers(1)	—	—	—	91,064	(12,305)
Contract terminations:
Surrender benefits and contract charges	(4,755)	(1,712)	(5,005)	(669,279)	(51,666)
Death benefits	—	—	(2,480)	(7,535)	(2,026)
Units outstanding at end of year	36,404	25,311	177,963	371,902	493,915
(1) Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

Year ended Dec. 31, 2014 (continued)	Col VP Select Intl Eq, Cl 3	Col VP Lg Core Quan, Cl 3	Col VP Mid Cap Gro, Cl 3	Invesco VI Core Eq, Ser I	Invesco VI Intl Gro, Ser I
Operations
Investment income (loss) — net	$111	$(5,275)	$(1,007)	$(1,829)	$62
Net realized gain (loss) on sales of investments	766	75,315	3,284	25,530	2,443
Distributions from capital gains	—	—	—	1,447	—
Net change in unrealized appreciation or depreciation of investments	(3,933)	(23,490)	1,856	(4,932)	(2,869)
Net increase (decrease) in net assets resulting from operations	(3,056)	46,550	4,133	20,216	(364)

Contract transactions
Contract purchase payments	—	13	—	—	—
Net transfers(1)	(11)	(49,561)	(8)	—	—
Contract terminations:
Surrender benefits and contract charges	(4,470)	(141,874)	(7,319)	(65,172)	(5,933)
Death benefits	—	(10,796)	(1,326)	—	—
Increase (decrease) from contract transactions	(4,481)	(202,218)	(8,653)	(65,172)	(5,933)
Net assets at beginning of year	34,045	475,441	76,736	335,693	40,354
Net assets at end of year	$26,508	$319,773	$72,216	$290,737	$34,057

Accumulation unit activity
Units outstanding at beginning of year	21,693	307,117	54,601	185,278	20,136
Contract purchase payments	—	—	—	—	—
Net transfers(1)	—	(31,635)	—	—	—
Contract terminations:
Surrender benefits and contract charges	(3,103)	(87,304)	(5,121)	(34,805)	(2,958)
Death benefits	—	(6,434)	(980)	—	—
Units outstanding at end of year	18,590	181,744	48,500	150,473	17,178

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE PP PLUS2/RIVERSOURCE PP VARIABLE ANNUITY – 2014 ANNUAL REPORT	7

Statements of Changes in Net Assets

Year ended Dec. 31, 2014 (continued)	Janus Aspen Bal, Inst	Janus Aspen Gbl Res, Inst	Oppen Cap Appr VA	Oppen Global Strategic Inc VA	Put VT Div Inc, Cl IA
Operations
Investment income (loss) — net	$1,749	$(428)	$(1,968)	$315	$2,998
Net realized gain (loss) on sales of investments	19,673	1,868	20,378	(92)	(975)
Distributions from capital gains	15,555	—	4,901	—	—
Net change in unrealized appreciation or depreciation of investments	2,873	5,651	3,411	(27)	(2,207)
Net increase (decrease) in net assets resulting from operations	39,850	7,091	26,722	196	(184)

Contract transactions
Contract purchase payments	—	—	—	—	—
Net transfers(1)	—	—	2,999	—	—
Contract terminations:
Surrender benefits and contract charges	(107,681)	(17,664)	(54,733)	(3,112)	(1,502)
Death benefits	—	—	—	—	(3,639)
Increase (decrease) from contract transactions	(107,681)	(17,664)	(51,734)	(3,112)	(5,141)
Net assets at beginning of year	641,455	131,846	209,769	11,923	43,866
Net assets at end of year	$573,624	$121,273	$184,757	$9,007	$38,541

Accumulation unit activity
Units outstanding at beginning of year	238,224	86,388	110,012	11,923	22,838
Contract purchase payments	—	—	—	—	—
Net transfers(1)	—	—	1,511	—	—
Contract terminations:
Surrender benefits and contract charges	(39,123)	(11,388)	(26,381)	(3,041)	(776)
Death benefits	—	—	—	—	(1,851)
Units outstanding at end of year	199,101	75,000	85,142	8,882	20,211
(1) Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

Year ended Dec. 31, 2014 (continued)	Put VT Div Inc, Cl IB	Put VT Gro & Inc, Cl IA	Put VT Gro & Inc, Cl IB	Put VT Hi Yield, Cl IA	Put VT Hi Yield, Cl IB
Operations
Investment income (loss) — net	$3,944	$196	$(81)	$3,088	$4,080
Net realized gain (loss) on sales of investments	(1,050)	1,536	5,648	(1,326)	(1,433)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(3,358)	4,646	13,360	(1,259)	(2,223)
Net increase (decrease) in net assets resulting from operations	(464)	6,378	18,927	503	424

Contract transactions
Contract purchase payments	—	—	100	—	—
Net transfers(1)	—	—	292	—	—
Contract terminations:
Surrender benefits and contract charges	(9,186)	(3,176)	(49,989)	(2,233)	(15,260)
Death benefits	—	(10,798)	—	(6,392)	—
Increase (decrease) from contract transactions	(9,186)	(13,974)	(49,597)	(8,625)	(15,260)
Net assets at beginning of year	65,469	72,412	230,993	62,586	89,588
Net assets at end of year	$55,819	$64,816	$200,323	$54,464	$74,752

Accumulation unit activity
Units outstanding at beginning of year	33,598	37,644	137,895	30,028	40,470
Contract purchase payments	—	—	—	—	—
Net transfers(1)	—	—	136	—	—
Contract terminations:
Surrender benefits and contract charges	(4,647)	(1,546)	(28,456)	(1,049)	(6,750)
Death benefits	—	(5,323)	—	(2,976)	—
Units outstanding at end of year	28,951	30,775	109,575	26,003	33,720

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

8	RIVERSOURCE PP PLUS2/RIVERSOURCE PP VARIABLE ANNUITY – 2014 ANNUAL REPORT

Statements of Changes in Net Assets

Year ended Dec. 31, 2014 (continued)	Put VT Multi-Cap Gro, Cl IA	Put VT Voyager, Cl IB
Operations
Investment income (loss) — net	$(231)	$1,491
Net realized gain (loss) on sales of investments	2,225	2,643
Distributions from capital gains	—	—
Net change in unrealized appreciation or depreciation of investments	1,220	5,280
Net increase (decrease) in net assets resulting from operations	3,214	9,414

Contract transactions
Contract purchase payments	—	—
Net transfers(1)	—	—
Contract terminations:
Surrender benefits and contract charges	(2,099)	(12,065)
Death benefits	(7,565)	—
Increase (decrease) from contract transactions	(9,664)	(12,065)
Net assets at beginning of year	32,146	123,202
Net assets at end of year	$25,696	$120,551

Accumulation unit activity
Units outstanding at beginning of year	18,099	66,830
Contract purchase payments	—	—
Net transfers(1)	—	—
Contract terminations:
Surrender benefits and contract charges	(1,093)	(6,390)
Death benefits	(4,112)	—
Units outstanding at end of year	12,894	60,440

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE PP PLUS2/RIVERSOURCE PP VARIABLE ANNUITY – 2014 ANNUAL REPORT	9

Statements of Changes in Net Assets

Year ended Dec. 31, 2013	AC VP Inc & Gro, Cl I	AC VP Val, Cl I	Col VP Bal, Cl 3	Col VP Cash Mgmt, Cl 3	Col VP Inter Bond, Cl 3
Operations
Investment income (loss) — net	$526	$147	$(5,601)	$(12,350)	$28,297
Net realized gain (loss) on sales of investments	751	233	27,397	44	(5,454)
Distributions from capital gains	—	—	—	—	39,765
Net change in unrealized appreciation or depreciation of investments	17,423	15,041	50,008	(39)	(95,850)
Net increase (decrease) in net assets resulting from operations	18,700	15,421	71,804	(12,345)	(33,242)

Contract transactions
Contract purchase payments	—	—	—	350	10,000
Net transfers(1)	—	—	—	1,491,740	5,154
Contract terminations:
Surrender benefits and contract charges	(1,983)	(720)	(159,552)	(1,302,515)	(129,228)
Death benefits	—	—	(1,305)	(19,763)	(4,102)
Increase (decrease) from contract transactions	(1,983)	(720)	(160,857)	169,812	(118,176)
Net assets at beginning of year	55,709	51,829	401,677	828,124	923,555
Net assets at end of year	$72,426	$66,530	$312,624	$985,591	$772,137

Accumulation unit activity
Units outstanding at beginning of year	42,402	27,346	285,328	792,016	637,049
Contract purchase payments	—	—	—	—	6,266
Net transfers(1)	—	—	—	1,471,159	2,259
Contract terminations:
Surrender benefits and contract charges	(1,243)	(323)	(99,039)	(1,287,257)	(89,820)
Death benefits	—	—	(841)	(18,266)	(2,618)
Units outstanding at end of year	41,159	27,023	185,448	957,652	553,136
(1) Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

Year ended Dec. 31, 2013 (continued)	Col VP Select Intl Eq, Cl 3	Col VP Lg Core Quan, Cl 3	Col VP Mid Cap Gro, Cl 3	Invesco VI Core Eq, Ser I	Invesco VI Intl Gro, Ser I
Operations
Investment income (loss) — net	$84	$(6,134)	$(959)	$(1,521)	$(72)
Net realized gain (loss) on sales of investments	221	23,128	618	73,143	1,203
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	5,621	107,831	17,918	40,419	5,072
Net increase (decrease) in net assets resulting from operations	5,926	124,825	17,577	112,041	6,203

Contract transactions
Contract purchase payments	—	242	—	—	—
Net transfers(1)	(12)	(21,267)	(8)	—	—
Contract terminations:
Surrender benefits and contract charges	(1,441)	(47,207)	(1,910)	(212,942)	(1,649)
Death benefits	—	—	—	(11,470)	(1,512)
Increase (decrease) from contract transactions	(1,453)	(68,232)	(1,918)	(224,412)	(3,161)
Net assets at beginning of year	29,572	418,848	61,077	448,064	37,312
Net assets at end of year	$34,045	$475,441	$76,736	$335,693	$40,354

Accumulation unit activity
Units outstanding at beginning of year	22,748	356,807	56,173	315,180	21,850
Contract purchase payments	—	184	—	—	—
Net transfers(1)	—	(15,194)	—	—	—
Contract terminations:
Surrender benefits and contract charges	(1,055)	(34,680)	(1,572)	(122,923)	(856)
Death benefits	—	—	—	(6,979)	(858)
Units outstanding at end of year	21,693	307,117	54,601	185,278	20,136

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

10	RIVERSOURCE PP PLUS2/RIVERSOURCE PP VARIABLE ANNUITY – 2014 ANNUAL REPORT

Statements of Changes in Net Assets

Year ended Dec. 31, 2013 (continued)	Janus Aspen Bal, Inst	Janus Aspen Gbl Res, Inst	Oppen Cap Appr VA	Oppen Global Strategic Inc VA	Put VT Div Inc, Cl IA
Operations
Investment income (loss) — net	$36,588	$(286)	$(822)	$462	$1,002
Net realized gain (loss) on sales of investments	7,405	1,406	4,956	(34)	(1,042)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	61,527	35,528	44,155	(627)	2,921
Net increase (decrease) in net assets resulting from operations	105,520	36,648	48,289	(199)	2,881

Contract transactions
Contract purchase payments	—	—	—	—	—
Net transfers(1)	—	—	2,999	—	—
Contract terminations:
Surrender benefits and contract charges	(34,704)	(53,267)	(15,844)	(812)	(1,406)
Death benefits	(18,087)	—	—	—	(4,328)
Increase (decrease) from contract transactions	(52,791)	(53,267)	(12,845)	(812)	(5,734)
Net assets at beginning of year	588,726	148,465	174,325	12,934	46,719
Net assets at end of year	$641,455	$131,846	$209,769	$11,923	$43,866

Accumulation unit activity
Units outstanding at beginning of year	259,056	123,188	116,964	12,738	25,922
Contract purchase payments	—	—	—	—	—
Net transfers(1)	—	—	1,810	—	—
Contract terminations:
Surrender benefits and contract charges	(13,525)	(36,800)	(8,762)	(815)	(760)
Death benefits	(7,307)	—	—	—	(2,324)
Units outstanding at end of year	238,224	86,388	110,012	11,923	22,838
(1) Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

Year ended Dec. 31, 2013 (continued)	Put VT Div Inc, Cl IB	Put VT Gro & Inc, Cl IA	Put VT Gro & Inc, Cl IB	Put VT Hi Yield, Cl IA	Put VT Hi Yield, Cl IB
Operations
Investment income (loss) — net	$1,145	$288	$579	$3,470	$4,766
Net realized gain (loss) on sales of investments	(307)	(248)	(737)	(472)	(347)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	3,084	18,735	63,345	924	1,055
Net increase (decrease) in net assets resulting from operations	3,922	18,775	63,187	3,922	5,474

Contract transactions
Contract purchase payments	—	—	—	—	—
Net transfers(1)	—	—	291	—	—
Contract terminations:
Surrender benefits and contract charges	(1,491)	(2,386)	(25,350)	(2,087)	(2,553)
Death benefits	—	—	(2,147)	—	—
Increase (decrease) from contract transactions	(1,491)	(2,386)	(27,206)	(2,087)	(2,553)
Net assets at beginning of year	63,038	56,023	195,012	60,751	86,667
Net assets at end of year	$65,469	$72,412	$230,993	$62,586	$89,588

Accumulation unit activity
Units outstanding at beginning of year	34,393	39,062	155,276	31,071	41,638
Contract purchase payments	—	—	—	—	—
Net transfers(1)	—	—	163	—	—
Contract terminations:
Surrender benefits and contract charges	(795)	(1,418)	(15,950)	(1,043)	(1,168)
Death benefits	—	—	(1,594)	—	—
Units outstanding at end of year	33,598	37,644	137,895	30,028	40,470

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE PP PLUS2/RIVERSOURCE PP VARIABLE ANNUITY – 2014 ANNUAL REPORT	11

Statements of Changes in Net Assets

Year ended Dec. 31, 2013 (continued)	Put VT Multi-Cap Gro, Cl IA	Put VT Voyager, Cl IB
Operations
Investment income (loss) — net	$(183)	$(812)
Net realized gain (loss) on sales of investments	141	6,979
Distributions from capital gains	—	—
Net change in unrealized appreciation or depreciation of investments	8,933	45,525
Net increase (decrease) in net assets resulting from operations	8,891	51,692

Contract transactions
Contract purchase payments	—	—
Net transfers(1)	—	—
Contract terminations:
Surrender benefits and contract charges	(4,855)	(67,180)
Death benefits	—	—
Increase (decrease) from contract transactions	(4,855)	(67,180)
Net assets at beginning of year	28,110	138,690
Net assets at end of year	$32,146	$123,202

Accumulation unit activity
Units outstanding at beginning of year	21,342	106,622
Contract purchase payments	—	—
Net transfers(1)	—	—
Contract terminations:
Surrender benefits and contract charges	(3,243)	(39,792)
Death benefits	—	—
Units outstanding at end of year	18,099	66,830

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

12	RIVERSOURCE PP PLUS2/RIVERSOURCE PP VARIABLE ANNUITY – 2014 ANNUAL REPORT

Notes to Financial Statements

1.  ORGANIZATION

RiverSource of New York Variable Annuity Account 2 (the Account) was established under New York law as a segregated asset account of RiverSource Life Insurance Co. of New York (RiverSource Life of NY). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act) and exists in accordance with the rules and regulations of the New York State Department of Financial Services.

The Account is used as a funding vehicle for RiverSource® Personal Portfolio Plus2 Variable Annuity and RiverSource® Personal Portfolio Variable Annuity (Portfolio Plus) contracts issued by RiverSource Life of NY.

The Account is comprised of various divisions. Each division invests exclusively in shares of the following funds or portfolios (collectively, the Funds), which are registered under the 1940 Act as open-end management investment companies. The name of each Fund offered through Portfolio Plus contracts and the corresponding division name are provided below. There are various other divisions offered in the Account that are not available under Portfolio Plus contracts. Each division is comprised of subaccounts. Individual variable annuity accounts invest in subaccounts. These financial statements are of the Divisions of the Account offered through Portfolio Plus.

Division	Fund
AC VP Inc & Gro, Cl I	American Century VP Income & Growth, Class I
AC VP Val, Cl I	American Century VP Value, Class I
Col VP Bal, Cl 3	Columbia Variable Portfolio – Balanced Fund (Class 3)
Col VP Cash Mgmt, Cl 3	Columbia Variable Portfolio – Cash Management Fund (Class 3)
Col VP Inter Bond, Cl 3	Columbia Variable Portfolio – Intermediate Bond Fund (Class 3) (previously Columbia Variable Portfolio – Diversified Bond Fund (Class 3))
Col VP Select Intl Eq, Cl 3	Columbia Variable Portfolio – Select International Equity Fund (Class 3) (previously Columbia Variable Portfolio – International Opportunity Fund (Class 3))
Col VP Lg Core Quan, Cl 3	Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3)
Col VP Mid Cap Gro, Cl 3	Columbia Variable Portfolio – Mid Cap Growth Fund (Class 3) (previously Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 3))
Invesco VI Core Eq, Ser I	Invesco V.I. Core Equity Fund, Series I Shares
Invesco VI Intl Gro, Ser I	Invesco V.I. International Growth Fund, Series I Shares
Janus Aspen Bal, Inst	Janus Aspen Series Balanced Portfolio: Institutional Shares
Janus Aspen Gbl Res, Inst	Janus Aspen Series Global Research Portfolio: Institutional Shares
Oppen Cap Appr VA	Oppenheimer Capital Appreciation Fund/VA
Oppen Global Strategic Inc VA	Oppenheimer Global Strategic Income Fund/VA
Put VT Div Inc, Cl IA	Putnam VT Diversified Income Fund – Class IA Shares
Put VT Div Inc, Cl IB	Putnam VT Diversified Income Fund – Class IB Shares
Put VT Gro & Inc, Cl IA	Putnam VT Growth and Income Fund – Class IA Shares
Put VT Gro & Inc, Cl IB	Putnam VT Growth and Income Fund – Class IB Shares
Put VT Hi Yield, Cl IA	Putnam VT High Yield Fund – Class IA Shares
Put VT Hi Yield, Cl IB	Putnam VT High Yield Fund – Class IB Shares
Put VT Multi-Cap Gro, Cl IA	Putnam VT Multi-Cap Growth Fund – Class IA Shares
Put VT Voyager, Cl IB	Putnam VT Voyager Fund – Class IB Shares

The assets of each division of the Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by RiverSource Life of NY.

RiverSource Life of NY serves as issuer of the contract.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investments in the Funds

Investment transactions are accounted for on the date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the divisions on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the division’s share of the Funds’ undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

The Account categorizes its fair value measurements according to a three-level hierarchy. This hierarchy prioritizes the inputs used by the Account to value investment securities. A level is assigned to each fair value measurement based on the lowest level

RIVERSOURCE PP PLUS2/RIVERSOURCE PP VARIABLE ANNUITY – 2014 ANNUAL REPORT	13

input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

Level 1 – Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2 – Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3 – Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The Funds in the Accounts have been assigned a Level 2 hierarchy, which indicates that the Funds are not considered to be active as there are few daily net asset values released publicly. Investments in shares of the Funds are stated at fair value which is the net asset value per share as determined by the respective Funds. There were no transfers between levels in the period ended Dec. 31, 2014.

Variable Payout

Net assets allocated to contracts in the payout period are periodically compared to a computation which uses the Annuity 2000 Basic Mortality Table and which assumes future mortality improvement. The assumed investment return is 3.5% or 5% based on the annuitant’s election, or as regulated by the laws of the respective states. The mortality risk is fully borne by RiverSource Life of NY and may result in additional amounts being transferred into the variable annuity account by RiverSource Life of NY to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

Federal Income Taxes

RiverSource Life of NY is taxed as a life insurance company. The Account is treated as part of RiverSource Life of NY for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. RiverSource Life of NY will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Subsequent Events

Management has evaluated Account related events and transactions that occurred during the period from the date of the Statements of Assets and Liabilities through April 22, 2015. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Account’s financial statements.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those estimates.

3.  VARIABLE ACCOUNT EXPENSES

For Portfolio Plus contracts, RiverSource Life of NY deducts a daily mortality and expense risk fee equal, on an annual basis, to 1.25% of the average daily net assets of each subaccount.

For Portfolio Plus contracts, RiverSource Life of NY also deducts a daily charge equal, on an annual basis, to 0.15% of the average daily net assets of each subaccount as an administrative charge. This charge covers certain administrative and operating expenses of the subaccounts incurred by RiverSource Life of NY such as accounting, legal and data processing fees, and expenses involved in the preparation and distribution of reports and prospectuses. The financial statements include other subaccounts that are not offered through Portfolio Plus contracts.

4.  CONTRACT CHARGES

RiverSource Life of NY deducts a contract administrative charge of $30 per year on the contract anniversary. This charge reimburses RiverSource Life of NY for expenses incurred in establishing and maintaining the annuity records. This charge may be waived based upon the underlying contract value.

5.  WITHDRAWAL CHARGES

RiverSource Life of NY may use a withdrawal charge to help it recover certain expenses related to the sale of the annuity. When applicable, a withdrawal charge will apply for a maximum number of years, as depicted in the withdrawal charge schedule included in the product’s prospectus. Such charges are not treated as a separate expense of the divisions as they are ultimately deducted from contract withdrawal benefits paid by RiverSource Life of NY. Charges by RiverSource Life of NY for withdrawals are not identified on an individual division basis.

14	RIVERSOURCE PP PLUS2/RIVERSOURCE PP VARIABLE ANNUITY – 2014 ANNUAL REPORT

6.  RELATED PARTY TRANSACTIONS

RiverSource Life of NY is a wholly-owned subsidiary of RiverSource Life Insurance Company, which is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial).

The following table reflects fees paid by certain funds to Ameriprise Financial and its affiliates. Additional details about these asset based charges can be found in the respective Fund’s Annual Report.

Fee Agreement:	Fees Paid To:
Investment Management Services Agreement	Columbia Management Investment Advisers, LLC
Administrative Services Agreement	Columbia Management Investment Advisers, LLC
Transfer Agency and Servicing Agreement	Columbia Management Investment Services Corp.
Plan and Agreement of Distribution Pursuant to Rule 12b-1	Columbia Management Investment Distributors, Inc.

7.  INVESTMENT TRANSACTIONS

The divisions’ purchases of Funds’ shares, including reinvestment of dividend distributions, for the year ended Dec. 31, 2014 were as follows:

Division	Purchases
AC VP Inc & Gro, Cl I	$1,388
AC VP Val, Cl I	1,029
Col VP Bal, Cl 3	—
Col VP Cash Mgmt, Cl 3	101,756
Col VP Inter Bond, Cl 3	43,938
Col VP Select Intl Eq, Cl 3	511
Col VP Lg Core Quan, Cl 3	743
Col VP Mid Cap Gro, Cl 3	—
Invesco VI Core Eq, Ser I	4,039
Invesco VI Intl Gro, Ser I	581
Janus Aspen Bal, Inst	24,955

Division	Purchases
Janus Aspen Gbl Res, Inst	$1,120
Oppen Cap Appr VA	8,673
Oppen Global Strategic Inc VA	467
Put VT Div Inc, Cl IA	3,582
Put VT Div Inc, Cl IB	4,781
Put VT Gro & Inc, Cl IA	1,157
Put VT Gro & Inc, Cl IB	3,414
Put VT Hi Yield, Cl IA	3,920
Put VT Hi Yield, Cl IB	5,264
Put VT Multi-Cap Gro, Cl IA	170
Put VT Voyager, Cl IB	3,201

8.  ACCUMULATION UNIT VALUES, UNITS OUTSTANDING AND NET ASSETS

The following is a summary of accumulation unit values at Dec. 31, 2014:

Subaccount	AC VP Inc & Gro, Cl I	AC VP Val, Cl I	Col VP Bal, Cl 3	Col VP Cash Mgmt, Cl 3	Col VP Inter Bond, Cl 3
1.00%	$—	$—	$—	$1.03	$1.45
1.05%	—	—	—	1.01	1.38
1.10%	—	—	—	1.02	1.44
1.15%	—	—	—	1.03	1.38
1.20%	—	—	—	0.99	1.37
1.25%	—	—	—	1.00	1.41
1.30%	—	—	—	1.00	1.40
1.35%	—	—	—	0.99	1.39
1.40%	1.95	2.75	1.83	1.06	1.59
1.45%	—	—	—	0.94	1.13
1.50%	—	—	—	0.99	1.33
1.55%	—	—	—	0.97	1.36
1.65%	—	—	—	0.96	1.34
1.70%	—	—	—	0.97	1.30
1.80%	—	—	—	0.91	1.22
1.90%	—	—	—	0.90	1.21
1.95%	—	—	—	0.92	1.11
2.00%	—	—	—	0.89	1.20
2.05%	—	—	—	0.91	1.10

RIVERSOURCE PP PLUS2/RIVERSOURCE PP VARIABLE ANNUITY – 2014 ANNUAL REPORT	15

Subaccount	Col VP Select Intl Eq, Cl 3	Col VP Lg Core Quan, Cl 3	Col VP Mid Cap Gro, Cl 3	Invesco VI Core Eq, Ser I	Invesco VI Intl Gro, Ser I
1.00%	$1.32	$1.60	$—	$—	$—
1.05%	1.22	1.68	1.66	—	—
1.10%	—	1.59	—	—	—
1.15%	1.50	1.80	1.75	—	—
1.20%	1.20	1.66	1.64	—	—
1.25%	1.20	1.57	1.63	—	—
1.30%	1.48	1.77	1.73	—	—
1.35%	1.47	1.76	1.72	—	—
1.40%	1.35	1.73	1.47	1.93	1.98
1.45%	1.30	2.10	—	—	—
1.50%	1.45	1.74	1.69	—	—
1.55%	1.44	1.73	1.68	—	—
1.65%	—	1.51	—	—	—
1.70%	1.42	1.70	1.66	—	—
1.80%	0.88	1.30	—	—	—
1.90%	0.87	1.29	—	—	—
1.95%	1.27	2.05	—	—	—
2.00%	0.86	1.28	—	—	—
2.05%	1.26	2.04	—	—	—

Subaccount	Janus Aspen Bal, Inst	Janus Aspen Gbl Res, Inst	Oppen Cap Appr VA	Oppen Global Strategic Inc VA	Put VT Div Inc, Cl IA
1.00%	$—	$—	$—	$—	$—
1.05%	—	—	—	—	—
1.10%	—	—	—	—	—
1.15%	—	—	—	—	—
1.20%	—	—	—	—	—
1.25%	—	—	—	—	—
1.30%	—	—	—	—	—
1.35%	—	—	—	—	—
1.40%	2.88	1.62	2.17	1.01	1.91
1.45%	—	—	—	—	—
1.50%	—	—	—	—	—
1.55%	—	—	—	—	—
1.65%	—	—	—	—	—
1.70%	—	—	—	—	—
1.80%	—	—	—	—	—
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—

16	RIVERSOURCE PP PLUS2/RIVERSOURCE PP VARIABLE ANNUITY – 2014 ANNUAL REPORT

Subaccount	Put VT Div Inc, Cl IB	Put VT Gro & Inc, Cl IA	Put VT Gro & Inc, Cl IB	Put VT Hi Yield, Cl IA	Put VT Hi Yield, Cl IB
1.00%	$—	$—	$2.38	$—	$—
1.05%	—	—	—	—	—
1.10%	—	—	2.35	—	—
1.15%	—	—	—	—	—
1.20%	—	—	—	—	—
1.25%	—	—	2.31	—	—
1.30%	—	—	2.29	—	—
1.35%	—	—	2.28	—	—
1.40%	1.93	2.11	1.77	2.10	2.22
1.45%	—	—	—	—	—
1.50%	—	—	—	—	—
1.55%	—	—	2.23	—	—
1.65%	—	—	2.20	—	—
1.70%	—	—	—	—	—
1.80%	—	—	—	—	—
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—

Subaccount	Put VT Multi-Cap Gro, Cl IA	Put VT Voyager, Cl IB
1.00%	$—	$—
1.05%	—	—
1.10%	—	—
1.15%	—	—
1.20%	—	—
1.25%	—	—
1.30%	—	—
1.35%	—	—
1.40%	1.99	1.99
1.45%	—	—
1.50%	—	—
1.55%	—	—
1.65%	—	—
1.70%	—	—
1.80%	—	—
1.90%	—	—
1.95%	—	—
2.00%	—	—
2.05%	—	—

RIVERSOURCE PP PLUS2/RIVERSOURCE PP VARIABLE ANNUITY – 2014 ANNUAL REPORT	17

The following is a summary of units outstanding at Dec. 31, 2014:

Subaccount	AC VP Inc & Gro, Cl I	AC VP Val, Cl I	Col VP Bal, Cl 3	Col VP Cash Mgmt, Cl 3	Col VP Inter Bond, Cl 3
1.00%	—	—	—	3,752	5,416
1.05%	—	—	—	—	5,854
1.10%	—	—	—	—	81,721
1.15%	—	—	—	10,525	25,982
1.20%	—	—	—	96,199	—
1.25%	—	—	—	1,743	100,659
1.30%	—	—	—	11,325	25,567
1.35%	—	—	—	32,212	123,114
1.40%	36,404	25,311	177,963	107,107	105,534
1.45%	—	—	—	—	—
1.50%	—	—	—	2,004	14,297
1.55%	—	—	—	—	—
1.65%	—	—	—	—	—
1.70%	—	—	—	630	5,771
1.80%	—	—	—	106,405	—
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—
Total	36,404	25,311	177,963	371,902	493,915

Subaccount	Col VP Select Intl Eq, Cl 3	Col VP Lg Core Quan, Cl 3	Col VP Mid Cap Gro, Cl 3	Invesco VI Core Eq, Ser I	Invesco VI Intl Gro, Ser I
1.00%	—	—	—	—	—
1.05%	—	—	—	—	—
1.10%	—	—	—	—	—
1.15%	—	24,739	—	—	—
1.20%	—	—	—	—	—
1.25%	—	—	—	—	—
1.30%	—	24,077	—	—	—
1.35%	—	35,360	—	—	—
1.40%	18,590	73,275	48,500	150,473	17,178
1.45%	—	—	—	—	—
1.50%	—	24,293	—	—	—
1.55%	—	—	—	—	—
1.65%	—	—	—	—	—
1.70%	—	—	—	—	—
1.80%	—	—	—	—	—
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—
Total	18,590	181,744	48,500	150,473	17,178

18	RIVERSOURCE PP PLUS2/RIVERSOURCE PP VARIABLE ANNUITY – 2014 ANNUAL REPORT

Subaccount	Janus Aspen Bal, Inst	Janus Aspen Gbl Res, Inst	Oppen Cap Appr VA	Oppen Global Strategic Inc VA	Put VT Div Inc, Cl IA
1.00%	—	—	—	—	—
1.05%	—	—	—	—	—
1.10%	—	—	—	—	—
1.15%	—	—	—	—	—
1.20%	—	—	—	—	—
1.25%	—	—	—	—	—
1.30%	—	—	—	—	—
1.35%	—	—	—	—	—
1.40%	199,101	75,000	85,142	8,882	20,211
1.45%	—	—	—	—	—
1.50%	—	—	—	—	—
1.55%	—	—	—	—	—
1.65%	—	—	—	—	—
1.70%	—	—	—	—	—
1.80%	—	—	—	—	—
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—
Total	199,101	75,000	85,142	8,882	20,211

Subaccount	Put VT Div Inc, Cl IB	Put VT Gro & Inc, Cl IA	Put VT Gro & Inc, Cl IB	Put VT Hi Yield, Cl IA	Put VT Hi Yield, Cl IB
1.00%	—	—	—	—	—
1.05%	—	—	—	—	—
1.10%	—	—	—	—	—
1.15%	—	—	—	—	—
1.20%	—	—	—	—	—
1.25%	—	—	—	—	—
1.30%	—	—	—	—	—
1.35%	—	—	10,305	—	—
1.40%	28,951	30,775	99,270	26,003	33,720
1.45%	—	—	—	—	—
1.50%	—	—	—	—	—
1.55%	—	—	—	—	—
1.65%	—	—	—	—	—
1.70%	—	—	—	—	—
1.80%	—	—	—	—	—
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—
Total	28,951	30,775	109,575	26,003	33,720

RIVERSOURCE PP PLUS2/RIVERSOURCE PP VARIABLE ANNUITY – 2014 ANNUAL REPORT	19

Subaccount	Put VT Multi-Cap Gro, Cl IA	Put VT Voyager, Cl IB
1.00%	—	—
1.05%	—	—
1.10%	—	—
1.15%	—	—
1.20%	—	—
1.25%	—	—
1.30%	—	—
1.35%	—	—
1.40%	12,894	60,440
1.45%	—	—
1.50%	—	—
1.55%	—	—
1.65%	—	—
1.70%	—	—
1.80%	—	—
1.90%	—	—
1.95%	—	—
2.00%	—	—
2.05%	—	—
Total	12,894	60,440

The following is a summary of net assets at Dec. 31, 2014:

Subaccount	AC VP Inc & Gro, Cl I	AC VP Val, Cl I	Col VP Bal, Cl 3	Col VP Cash Mgmt, Cl 3	Col VP Inter Bond, Cl 3
1.00%	$—	$—	$—	$3,863	$7,846
1.05%	—	—	—	1,989	8,091
1.10%	—	—	—	1,998	117,495
1.15%	—	—	—	10,799	35,640
1.20%	—	—	—	95,528	171
1.25%	—	—	—	2,501	141,710
1.30%	—	—	—	11,295	35,783
1.35%	—	—	—	31,984	171,444
1.40%	71,065	69,486	325,792	113,430	167,436
1.45%	—	—	—	1,999	86
1.50%	—	—	—	1,979	18,992
1.55%	—	—	—	2,001	89
1.65%	—	—	—	1,994	127
1.70%	—	—	—	2,002	7,505
1.80%	—	—	—	96,584	2,445
1.90%	—	—	—	2,000	88
1.95%	—	—	—	1,979	85
2.00%	—	—	—	1,977	2,410
2.05%	—	—	—	1,976	85
Total	$71,065	$69,486	$325,792	$387,878	$717,528

20	RIVERSOURCE PP PLUS2/RIVERSOURCE PP VARIABLE ANNUITY – 2014 ANNUAL REPORT

Subaccount	Col VP Select Intl Eq, Cl 3	Col VP Lg Core Quan, Cl 3	Col VP Mid Cap Gro, Cl 3	Invesco VI Core Eq, Ser I	Invesco VI Intl Gro, Ser I
1.00%	$95	$165	$—	$—	$—
1.05%	94	178	135	—	—
1.10%	—	162	—	—	—
1.15%	79	44,478	93	—	—
1.20%	93	170	135	—	—
1.25%	92	159	129	—	—
1.30%	77	42,648	91	—	—
1.35%	77	62,280	91	—	—
1.40%	25,099	126,661	71,273	290,737	34,057
1.45%	94	163	—	—	—
1.50%	75	42,142	90	—	—
1.55%	74	15	90	—	—
1.65%	—	21	—	—	—
1.70%	73	21	89	—	—
1.80%	103	159	—	—	—
1.90%	101	156	—	—	—
1.95%	91	21	—	—	—
2.00%	101	154	—	—	—
2.05%	90	20	—	—	—
Total	$26,508	$319,773	$72,216	$290,737	$34,057

Subaccount	Janus Aspen Bal, Inst	Janus Aspen Gbl Res, Inst	Oppen Cap Appr VA	Oppen Global Strategic Inc VA	Put VT Div Inc, Cl IA
1.00%	$—	$—	$—	$—	$—
1.05%	—	—	—	—	—
1.10%	—	—	—	—	—
1.15%	—	—	—	—	—
1.20%	—	—	—	—	—
1.25%	—	—	—	—	—
1.30%	—	—	—	—	—
1.35%	—	—	—	—	—
1.40%	573,624	121,273	184,757	9,007	38,541
1.45%	—	—	—	—	—
1.50%	—	—	—	—	—
1.55%	—	—	—	—	—
1.65%	—	—	—	—	—
1.70%	—	—	—	—	—
1.80%	—	—	—	—	—
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—
Total	$573,624	$121,273	$184,757	$9,007	$38,541

RIVERSOURCE PP PLUS2/RIVERSOURCE PP VARIABLE ANNUITY – 2014 ANNUAL REPORT	21

Subaccount	Put VT Div Inc, Cl IB	Put VT Gro & Inc, Cl IA	Put VT Gro & Inc, Cl IB	Put VT Hi Yield, Cl IA	Put VT Hi Yield, Cl IB
1.00%	$—	$—	$101	$—	$—
1.05%	—	—	—	—	—
1.10%	—	—	134	—	—
1.15%	—	—	—	—	—
1.20%	—	—	—	—	—
1.25%	—	—	114	—	—
1.30%	—	—	161	—	—
1.35%	—	—	23,511	—	—
1.40%	55,819	64,816	176,009	54,464	74,752
1.45%	—	—	—	—	—
1.50%	—	—	—	—	—
1.55%	—	—	137	—	—
1.65%	—	—	156	—	—
1.70%	—	—	—	—	—
1.80%	—	—	—	—	—
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—
Total	$55,819	$64,816	$200,323	$54,464	$74,752

Subaccount	Put VT Multi-Cap Gro, Cl IA	Put VT Voyager, Cl IB
1.00%	$—	$—
1.05%	—	—
1.10%	—	—
1.15%	—	—
1.20%	—	—
1.25%	—	—
1.30%	—	—
1.35%	—	—
1.40%	25,696	120,551
1.45%	—	—
1.50%	—	—
1.55%	—	—
1.65%	—	—
1.70%	—	—
1.80%	—	—
1.90%	—	—
1.95%	—	—
2.00%	—	—
2.05%	—	—
Total	$25,696	$120,551

9.  FINANCIAL HIGHLIGHTS

The table below shows certain financial information regarding the divisions.

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
AC VP Inc & Gro, Cl I
2014	36	$1.95	to	$1.95	$71	2.02%	1.40%	to	1.40%	10.94%	to	10.94%
2013	41	$1.76	to	$1.76	$72	2.23%	1.40%	to	1.40%	33.93%	to	33.93%
2012	42	$1.31	to	$1.31	$56	2.09%	1.40%	to	1.40%	13.14%	to	13.14%
2011	45	$1.16	to	$1.16	$52	1.55%	1.40%	to	1.40%	1.68%	to	1.68%
2010	58	$1.14	to	$1.14	$67	1.52%	1.40%	to	1.40%	12.56%	to	12.56%

22	RIVERSOURCE PP PLUS2/RIVERSOURCE PP VARIABLE ANNUITY – 2014 ANNUAL REPORT

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
AC VP Val, Cl I
2014	25	$2.75	to	$2.75	$69	1.54%	1.40%	to	1.40%	11.51%		to	11.51%
2013	27	$2.46	to	$2.46	$67	1.65%	1.40%	to	1.40%	29.90%		to	29.90%
2012	27	$1.90	to	$1.90	$52	1.92%	1.40%	to	1.40%	12.98%		to	12.98%
2011	29	$1.68	to	$1.68	$48	2.02%	1.40%	to	1.40%	(0.39%)		to	(0.39%)
2010	41	$1.68	to	$1.68	$69	2.20%	1.40%	to	1.40%	11.85%		to	11.85%
Col VP Bal, Cl 3
2014	178	$1.83	to	$1.83	$326	—	1.40%	to	1.40%	8.60%		to	8.60%
2013	185	$1.69	to	$1.69	$313	—	1.40%	to	1.40%	19.77%		to	19.77%
2012	285	$1.41	to	$1.41	$402	—	1.40%	to	1.40%	12.68%		to	12.68%
2011	298	$1.25	to	$1.25	$373	—	1.40%	to	1.40%	0.97%		to	0.97%
2010	329	$1.24	to	$1.24	$407	—	1.40%	to	1.40%	10.97%		to	10.97%
Col VP Cash Mgmt, Cl 3
2014	372	$1.03	to	$0.91	$388	0.01%	1.00%	to	2.05%	(0.98%)		to	(2.02%)
2013	958	$1.04	to	$0.93	$986	0.01%	1.00%	to	2.05%	(0.97%)		to	(2.02%)
2012	792	$1.05	to	$0.95	$828	0.01%	1.00%	to	2.05%	(0.99%)		to	(2.03%)
2011	911	$1.06	to	$0.97	$965	0.01%	1.00%	to	2.05%	(0.98%)		to	(2.02%)
2010	983	$1.07	to	$0.99	$1,052	0.01%	1.00%	to	2.05%	(0.98%)		to	(0.92	%)(5)
Col VP Inter Bond, Cl 3
2014	494	$1.45	to	$1.10	$718	2.61%	1.00%	to	2.05%	4.28%		to	3.18%
2013	553	$1.39	to	$1.07	$772	4.48%	1.00%	to	2.05%	(3.35%)		to	(4.36%)
2012	637	$1.44	to	$1.12	$924	4.04%	1.00%	to	2.05%	6.50%		to	5.37%
2011	805	$1.35	to	$1.06	$1,092	4.67%	1.00%	to	2.05%	5.63%		to	4.53%
2010	1,239	$1.28	to	$1.01	$1,580	2.55%	1.00%	to	2.05%	7.25%		to	1.29	%(5)
Col VP Select Intl Eq, Cl 3
2014	19	$1.32	to	$1.26	$27	1.74%	1.00%	to	2.05%	(9.46%)		to	(10.41%)
2013	22	$1.46	to	$1.41	$34	1.64%	1.00%	to	2.05%	20.95%		to	19.68%
2012	23	$1.21	to	$1.18	$30	1.55%	1.00%	to	2.05%	16.55%		to	15.33%
2011	25	$1.04	to	$1.02	$28	1.35%	1.00%	to	2.05%	(13.28%)		to	(14.19%)
2010	25	$1.19	to	$1.19	$33	1.41%	1.00%	to	2.05%	19.42	%(5)	to	18.86	%(5)
Col VP Lg Core Quan, Cl 3
2014	182	$1.60	to	$2.04	$320	—	1.00%	to	2.05%	14.08%		to	12.89%
2013	307	$1.40	to	$1.81	$475	—	1.00%	to	2.05%	32.33%		to	30.94%
2012	357	$1.06	to	$1.38	$419	—	1.00%	to	2.05%	12.74%		to	11.56%
2011	538	$0.94	to	$1.24	$562	—	1.00%	to	2.05%	4.19%		to	3.10%
2010	594	$0.90	to	$1.20	$597	—	1.00%	to	2.05%	16.17%		to	20.09	%(5)
Col VP Mid Cap Gro, Cl 3
2014	48	$1.66	to	$1.66	$72	—	1.05%	to	1.70%	6.16%		to	5.47%
2013	55	$1.56	to	$1.57	$77	—	1.05%	to	1.70%	29.66%		to	28.81%
2012	56	$1.20	to	$1.22	$61	—	1.05%	to	1.70%	10.09%		to	9.39%
2011	61	$1.09	to	$1.12	$60	—	1.05%	to	1.70%	(15.96%)		to	(16.51%)
2010	63	$1.30	to	$1.34	$74	—	1.05%	to	1.70%	24.96%		to	24.15%
Invesco VI Core Eq, Ser I
2014	150	$1.93	to	$1.93	$291	0.83%	1.40%	to	1.40%	6.64%		to	6.64%
2013	185	$1.81	to	$1.81	$336	1.08%	1.40%	to	1.40%	27.45%		to	27.45%
2012	315	$1.42	to	$1.42	$448	0.99%	1.40%	to	1.40%	12.29%		to	12.29%
2011	331	$1.27	to	$1.27	$419	0.96%	1.40%	to	1.40%	(1.45%)		to	(1.45%)
2010	365	$1.28	to	$1.28	$469	0.98%	1.40%	to	1.40%	8.03%		to	8.03%
Invesco VI Intl Gro, Ser I
2014	17	$1.98	to	$1.98	$34	1.57%	1.40%	to	1.40%	(1.06%)		to	(1.06%)
2013	20	$2.00	to	$2.00	$40	1.22%	1.40%	to	1.40%	17.36%		to	17.36%
2012	22	$1.71	to	$1.71	$37	1.45%	1.40%	to	1.40%	13.92%		to	13.92%
2011	24	$1.50	to	$1.50	$35	1.59%	1.40%	to	1.40%	(8.04%)		to	(8.04%)
2010	26	$1.63	to	$1.63	$42	2.13%	1.40%	to	1.40%	11.30%		to	11.30%
Janus Aspen Bal, Inst
2014	199	$2.88	to	$2.88	$574	1.70%	1.40%	to	1.40%	7.00%		to	7.00%
2013	238	$2.69	to	$2.69	$641	7.27%	1.40%	to	1.40%	18.49%		to	18.49%
2012	259	$2.27	to	$2.27	$589	2.84%	1.40%	to	1.40%	12.04%		to	12.04%
2011	273	$2.03	to	$2.03	$554	2.40%	1.40%	to	1.40%	0.23%		to	0.23%
2010	372	$2.02	to	$2.02	$753	2.85%	1.40%	to	1.40%	6.88%		to	6.88%

RIVERSOURCE PP PLUS2/RIVERSOURCE PP VARIABLE ANNUITY – 2014 ANNUAL REPORT	23

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Janus Aspen Gbl Res, Inst
2014	75	$1.62	to	$1.62	$121	1.07%	1.40%	to	1.40%	5.95%		to	5.95%
2013	86	$1.53	to	$1.53	$132	1.22%	1.40%	to	1.40%	26.64%		to	26.64%
2012	123	$1.21	to	$1.21	$148	0.88%	1.40%	to	1.40%	18.41%		to	18.41%
2011	127	$1.02	to	$1.02	$129	0.59%	1.40%	to	1.40%	(14.94%)		to	(14.94%)
2010	133	$1.20	to	$1.20	$160	0.61%	1.40%	to	1.40%	14.23%		to	14.23%
Oppen Cap Appr VA
2014	85	$2.17	to	$2.17	$185	0.44%	1.40%	to	1.40%	13.80%		to	13.80%
2013	110	$1.91	to	$1.91	$210	0.99%	1.40%	to	1.40%	27.94%		to	27.94%
2012	117	$1.49	to	$1.49	$174	0.65%	1.40%	to	1.40%	12.53%		to	12.53%
2011	117	$1.32	to	$1.32	$155	0.37%	1.40%	to	1.40%	(2.52%)		to	(2.52%)
2010	133	$1.36	to	$1.36	$181	0.18%	1.40%	to	1.40%	7.90%		to	7.90%
Oppen Global Strategic Inc VA
2014	9	$1.01	to	$1.01	$9	4.35%	1.40%	to	1.40%	1.41%		to	1.41%
2013	12	$1.00	to	$1.00	$12	5.06%	1.40%	to	1.40%	(1.52%)		to	(1.52%)
2012	13	$1.02	to	$1.02	$13	—	1.40%	to	1.40%	1.54	%(6)	to	1.54	%(6)
Put VT Div Inc, Cl IA
2014	20	$1.91	to	$1.91	$39	8.60%	1.40%	to	1.40%	(0.72%)		to	(0.72%)
2013	23	$1.92	to	$1.92	$44	3.63%	1.40%	to	1.40%	6.58%		to	6.58%
2012	26	$1.80	to	$1.80	$47	5.90%	1.40%	to	1.40%	10.25%		to	10.25%
2011	30	$1.63	to	$1.63	$48	10.07%	1.40%	to	1.40%	(4.37%)		to	(4.37%)
2010	32	$1.71	to	$1.71	$54	13.70%	1.40%	to	1.40%	11.45%		to	11.45%
Put VT Div Inc, Cl IB
2014	29	$1.93	to	$1.93	$56	8.00%	1.40%	to	1.40%	(1.05%)		to	(1.05%)
2013	34	$1.95	to	$1.95	$65	3.18%	1.40%	to	1.40%	6.32%		to	6.32%
2012	34	$1.83	to	$1.83	$63	5.65%	1.40%	to	1.40%	9.97%		to	9.97%
2011	37	$1.67	to	$1.67	$61	9.67%	1.40%	to	1.40%	(4.51%)		to	(4.51%)
2010	39	$1.75	to	$1.75	$69	15.92%	1.40%	to	1.40%	11.11%		to	11.11%
Put VT Gro & Inc, Cl IA
2014	31	$2.11	to	$2.11	$65	1.70%	1.40%	to	1.40%	9.49%		to	9.49%
2013	38	$1.92	to	$1.92	$72	1.85%	1.40%	to	1.40%	34.13%		to	34.13%
2012	39	$1.43	to	$1.43	$56	2.01%	1.40%	to	1.40%	17.77%		to	17.77%
2011	46	$1.22	to	$1.22	$55	1.54%	1.40%	to	1.40%	(5.77%)		to	(5.77%)
2010	52	$1.29	to	$1.29	$67	1.79%	1.40%	to	1.40%	13.12%		to	13.12%
Put VT Gro & Inc, Cl IB
2014	110	$2.38	to	$2.20	$200	1.36%	1.00%	to	1.65%	9.63%		to	8.92%
2013	138	$2.17	to	$2.02	$231	1.66%	1.00%	to	1.65%	34.33%		to	33.46%
2012	155	$1.61	to	$1.51	$195	1.70%	1.00%	to	1.65%	17.95%		to	17.19%
2011	162	$1.37	to	$1.29	$173	1.24%	1.00%	to	1.65%	(5.59%)		to	(6.20%)
2010	184	$1.45	to	$1.38	$209	1.62%	1.00%	to	1.65%	13.24%		to	12.50%
Put VT Hi Yield, Cl IA
2014	26	$2.10	to	$2.10	$54	6.61%	1.40%	to	1.40%	0.50%		to	0.50%
2013	30	$2.08	to	$2.08	$63	7.02%	1.40%	to	1.40%	6.60%		to	6.60%
2012	31	$1.96	to	$1.96	$61	8.02%	1.40%	to	1.40%	14.72%		to	14.72%
2011	38	$1.70	to	$1.70	$64	8.01%	1.40%	to	1.40%	0.44%		to	0.44%
2010	40	$1.70	to	$1.70	$68	7.25%	1.40%	to	1.40%	12.95%		to	12.95%
Put VT Hi Yield, Cl IB
2014	34	$2.22	to	$2.22	$75	6.24%	1.40%	to	1.40%	0.15%		to	0.15%
2013	40	$2.21	to	$2.21	$90	6.76%	1.40%	to	1.40%	6.36%		to	6.36%
2012	42	$2.08	to	$2.08	$87	7.56%	1.40%	to	1.40%	14.39%		to	14.39%
2011	45	$1.82	to	$1.82	$81	7.71%	1.40%	to	1.40%	0.35%		to	0.35%
2010	46	$1.81	to	$1.81	$83	7.85%	1.40%	to	1.40%	12.46%		to	12.46%
Put VT Multi-Cap Gro, Cl IA
2014	13	$1.99	to	$1.99	$26	0.60%	1.40%	to	1.40%	12.22%		to	12.22%
2013	18	$1.78	to	$1.78	$32	0.79%	1.40%	to	1.40%	34.84%		to	34.84%
2012	21	$1.32	to	$1.32	$28	0.50%	1.40%	to	1.40%	15.46%		to	15.46%
2011	24	$1.14	to	$1.14	$27	0.40%	1.40%	to	1.40%	(6.20%)		to	(6.20%)
2010	25	$1.22	to	$1.22	$31	0.59%	1.40%	to	1.40%	18.21%		to	18.21%

24	RIVERSOURCE PP PLUS2/RIVERSOURCE PP VARIABLE ANNUITY – 2014 ANNUAL REPORT

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Put VT Voyager, Cl IB
2014	60	$1.99	to	$1.99	$121	2.64%	1.40%	to	1.40%	8.19%	to	8.19%
2013	67	$1.84	to	$1.84	$123	0.86%	1.40%	to	1.40%	41.73%	to	41.73%
2012	107	$1.30	to	$1.30	$139	0.33%	1.40%	to	1.40%	12.64%	to	12.64%
2011	116	$1.15	to	$1.15	$134	—	1.40%	to	1.40%	(18.99%)	to	(18.99%)
2010	137	$1.43	to	$1.43	$195	1.31%	1.40%	to	1.40%	19.12%	to	19.12%

(1)	The accumulation unit values and total returns are based on the variable annuity contracts with the lowest and highest expense ratios.
(2)

These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. These ratios are annualized for periods less than one year.

(3)

These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(4)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Although the total return is presented as a range of minimum to maximum values, based on the subaccounts representing the minimum and maximum expense ratio amounts, some individual subaccount total returns are not within the ranges presented due to the introduction of new subaccounts during the year and other market factors.

(5)	New subaccount operations commenced on July 19, 2010.
(6)	New subaccount operations commenced on Oct. 26, 2012.

RIVERSOURCE PP PLUS2/RIVERSOURCE PP VARIABLE ANNUITY – 2014 ANNUAL REPORT	25

Condensed Financial Information (Unaudited)

The following tables give per-unit information about the financial history of each subaccount. The date in which operations commenced in each subaccount is noted in the parentheses.

Variable account charges of 1.40% of the daily net assets of the variable account.

Year ended Dec. 31,	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
American Century VP Income & Growth, Class I (11/4/1998)
Accumulation unit value at beginning of period	$1.76	$1.31	$1.16	$1.14	$1.01	$0.87	$1.35	$1.37	$1.19	$1.15
Accumulation unit value at end of period	$1.95	$1.76	$1.31	$1.16	$1.14	$1.01	$0.87	$1.35	$1.37	$1.19
Number of accumulation units outstanding at end of period (000 omitted)	36	41	42	45	58	62	80	119	190	239
American Century VP Value, Class I (11/4/1998)
Accumulation unit value at beginning of period	$2.46	$1.90	$1.68	$1.68	$1.51	$1.27	$1.76	$1.89	$1.61	$1.56
Accumulation unit value at end of period	$2.75	$2.46	$1.90	$1.68	$1.68	$1.51	$1.27	$1.76	$1.89	$1.61
Number of accumulation units outstanding at end of period (000 omitted)	25	27	27	29	41	45	56	66	81	136
Columbia Variable Portfolio – Balanced Fund (Class 3) (10/24/1997)
Accumulation unit value at beginning of period	$1.69	$1.41	$1.25	$1.24	$1.12	$0.91	$1.32	$1.31	$1.16	$1.14
Accumulation unit value at end of period	$1.83	$1.69	$1.41	$1.25	$1.24	$1.12	$0.91	$1.32	$1.31	$1.16
Number of accumulation units outstanding at end of period (000 omitted)	178	185	285	298	329	342	390	572	737	1,170
Columbia Variable Portfolio – Cash Management Fund (Class 3) (10/24/1997)
Accumulation unit value at beginning of period	$1.07	$1.09	$1.10	$1.12	$1.14	$1.15	$1.14	$1.10	$1.07	$1.06
Accumulation unit value at end of period	$1.06	$1.07	$1.09	$1.10	$1.12	$1.14	$1.15	$1.14	$1.10	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	107	125	147	197	206	192	149	224	273	379
Columbia Variable Portfolio – Intermediate Bond Fund (Class 3) (10/24/1997)
Accumulation unit value at beginning of period	$1.53	$1.59	$1.50	$1.42	$1.33	$1.18	$1.28	$1.23	$1.20	$1.19
Accumulation unit value at end of period	$1.59	$1.53	$1.59	$1.50	$1.42	$1.33	$1.18	$1.28	$1.23	$1.20
Number of accumulation units outstanding at end of period (000 omitted)	106	116	148	151	166	590	598	761	702	548
Columbia Variable Portfolio – Select International Equity Fund (Class 3) (10/24/1997)
Accumulation unit value at beginning of period	$1.50	$1.24	$1.07	$1.24	$1.10	$0.88	$1.50	$1.35	$1.10	$0.98
Accumulation unit value at end of period	$1.35	$1.50	$1.24	$1.07	$1.24	$1.10	$0.88	$1.50	$1.35	$1.10
Number of accumulation units outstanding at end of period (000 omitted)	19	22	23	25	25	33	41	59	92	137
Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3) (10/24/1997)
Accumulation unit value at beginning of period	$1.52	$1.15	$1.03	$0.99	$0.86	$0.70	$1.23	$1.21	$1.06	$1.02
Accumulation unit value at end of period	$1.73	$1.52	$1.15	$1.03	$0.99	$0.86	$0.70	$1.23	$1.21	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	73	81	86	95	99	121	149	231	313	327
Columbia Variable Portfolio – Mid Cap Growth Fund (Class 3) (3/17/2006)
Accumulation unit value at beginning of period	$1.39	$1.08	$0.98	$1.17	$0.94	$0.58	$1.07	$0.96	$1.00	—
Accumulation unit value at end of period	$1.47	$1.39	$1.08	$0.98	$1.17	$0.94	$0.58	$1.07	$0.96	—
Number of accumulation units outstanding at end of period (000 omitted)	48	55	56	61	63	75	89	137	186	—
Invesco V.I. Core Equity Fund, Series I Shares (11/4/1998)
Accumulation unit value at beginning of period	$1.81	$1.42	$1.27	$1.28	$1.19	$0.94	$1.36	$1.28	$1.11	$1.07
Accumulation unit value at end of period	$1.93	$1.81	$1.42	$1.27	$1.28	$1.19	$0.94	$1.36	$1.28	$1.11
Number of accumulation units outstanding at end of period (000 omitted)	150	185	315	331	365	391	444	591	719	540
Invesco V.I. International Growth Fund, Series I Shares (11/4/1998)
Accumulation unit value at beginning of period	$2.00	$1.71	$1.50	$1.63	$1.46	$1.10	$1.87	$1.65	$1.31	$1.12
Accumulation unit value at end of period	$1.98	$2.00	$1.71	$1.50	$1.63	$1.46	$1.10	$1.87	$1.65	$1.31
Number of accumulation units outstanding at end of period (000 omitted)	17	20	22	24	26	35	53	77	103	154
Janus Aspen Series Balanced Portfolio: Institutional Shares (11/4/1998)
Accumulation unit value at beginning of period	$2.69	$2.27	$2.03	$2.02	$1.89	$1.53	$1.84	$1.69	$1.54	$1.45
Accumulation unit value at end of period	$2.88	$2.69	$2.27	$2.03	$2.02	$1.89	$1.53	$1.84	$1.69	$1.54
Number of accumulation units outstanding at end of period (000 omitted)	199	238	259	273	372	420	653	1,090	1,482	2,071
Janus Aspen Series Global Research Portfolio: Institutional Shares (11/4/1998)
Accumulation unit value at beginning of period	$1.53	$1.21	$1.02	$1.20	$1.05	$0.77	$1.41	$1.31	$1.12	$1.07
Accumulation unit value at end of period	$1.62	$1.53	$1.21	$1.02	$1.20	$1.05	$0.77	$1.41	$1.31	$1.12
Number of accumulation units outstanding at end of period (000 omitted)	75	86	123	127	133	154	189	299	369	468
Oppenheimer Capital Appreciation Fund/VA (11/4/1998)
Accumulation unit value at beginning of period	$1.91	$1.49	$1.32	$1.36	$1.26	$0.88	$1.64	$1.46	$1.37	$1.32
Accumulation unit value at end of period	$2.17	$1.91	$1.49	$1.32	$1.36	$1.26	$0.88	$1.64	$1.46	$1.37
Number of accumulation units outstanding at end of period (000 omitted)	85	110	117	117	133	144	198	320	418	524
Oppenheimer Global Strategic Income Fund/VA (10/26/2012)
Accumulation unit value at beginning of period	$1.00	$1.02	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.01	$1.00	$1.02	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	9	12	13	—	—	—	—	—	—	—
Putnam VT Diversified Income Fund – Class IA Shares (10/27/1997)
Accumulation unit value at beginning of period	$1.92	$1.80	$1.63	$1.71	$1.53	$1.00	$1.48	$1.44	$1.37	$1.34
Accumulation unit value at end of period	$1.91	$1.92	$1.80	$1.63	$1.71	$1.53	$1.00	$1.48	$1.44	$1.37
Number of accumulation units outstanding at end of period (000 omitted)	20	23	26	30	32	40	50	69	78	117

26	RIVERSOURCE PP PLUS2/RIVERSOURCE PP VARIABLE ANNUITY – 2014 ANNUAL REPORT

Variable account charges of 1.40% of the daily net assets of the variable account. (continued)

Year ended Dec. 31,	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Putnam VT Diversified Income Fund – Class IB Shares (11/4/1998)
Accumulation unit value at beginning of period	$1.95	$1.83	$1.67	$1.75	$1.57	$1.03	$1.50	$1.46	$1.40	$1.37
Accumulation unit value at end of period	$1.93	$1.95	$1.83	$1.67	$1.75	$1.57	$1.03	$1.50	$1.46	$1.40
Number of accumulation units outstanding at end of period (000 omitted)	29	34	34	37	39	63	96	158	275	358
Putnam VT Growth and Income Fund – Class IA Shares (10/27/1997)
Accumulation unit value at beginning of period	$1.92	$1.43	$1.22	$1.29	$1.14	$0.89	$1.47	$1.58	$1.38	$1.33
Accumulation unit value at end of period	$2.11	$1.92	$1.43	$1.22	$1.29	$1.14	$0.89	$1.47	$1.58	$1.38
Number of accumulation units outstanding at end of period (000 omitted)	31	38	39	46	52	63	124	176	224	350
Putnam VT Growth and Income Fund – Class IB Shares (11/4/1998)
Accumulation unit value at beginning of period	$1.62	$1.21	$1.03	$1.10	$0.97	$0.76	$1.26	$1.36	$1.19	$1.15
Accumulation unit value at end of period	$1.77	$1.62	$1.21	$1.03	$1.10	$0.97	$0.76	$1.26	$1.36	$1.19
Number of accumulation units outstanding at end of period (000 omitted)	99	124	138	145	164	179	249	458	727	997
Putnam VT High Yield Fund – Class IA Shares (10/27/1997)
Accumulation unit value at beginning of period	$2.08	$1.96	$1.70	$1.70	$1.50	$1.01	$1.39	$1.36	$1.25	$1.23
Accumulation unit value at end of period	$2.10	$2.08	$1.96	$1.70	$1.70	$1.50	$1.01	$1.39	$1.36	$1.25
Number of accumulation units outstanding at end of period (000 omitted)	26	30	31	38	40	48	56	88	104	170
Putnam VT High Yield Fund – Class IB Shares (11/4/1998)
Accumulation unit value at beginning of period	$2.21	$2.08	$1.82	$1.81	$1.61	$1.09	$1.49	$1.47	$1.35	$1.33
Accumulation unit value at end of period	$2.22	$2.21	$2.08	$1.82	$1.81	$1.61	$1.09	$1.49	$1.47	$1.35
Number of accumulation units outstanding at end of period (000 omitted)	34	40	42	45	46	54	70	96	125	187
Putnam VT Multi-Cap Growth Fund – Class IA Shares (10/27/1997)
Accumulation unit value at beginning of period	$1.78	$1.32	$1.14	$1.22	$1.03	$0.79	$1.30	$1.24	$1.16	$1.07
Accumulation unit value at end of period	$1.99	$1.78	$1.32	$1.14	$1.22	$1.03	$0.79	$1.30	$1.24	$1.16
Number of accumulation units outstanding at end of period (000 omitted)	13	18	21	24	25	32	33	57	74	123
Putnam VT Voyager Fund – Class IB Shares (11/4/1998)
Accumulation unit value at beginning of period	$1.84	$1.30	$1.15	$1.43	$1.20	$0.74	$1.19	$1.15	$1.10	$1.06
Accumulation unit value at end of period	$1.99	$1.84	$1.30	$1.15	$1.43	$1.20	$0.74	$1.19	$1.15	$1.10
Number of accumulation units outstanding at end of period (000 omitted)	60	67	107	116	137	169	230	410	528	760

RIVERSOURCE PP PLUS2/RIVERSOURCE PP VARIABLE ANNUITY – 2014 ANNUAL REPORT	27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF

RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK:

In our opinion, the accompanying balance sheets and the related statements of income, comprehensive income, shareholder’s equity and cash flows present fairly, in all material respects, the financial position of RiverSource Life Insurance Co. of New York (the “Company”) at December 31, 2014 and December 31, 2013, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2014 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

Minneapolis, Minnesota

April 21, 2015

RiverSource Life Insurance Co. of New York

BALANCE SHEETS

(in thousands, except share amounts)

December 31,	2014	2013
Assets
Investments:
Available-for-Sale:
Fixed maturities, at fair value (amortized cost: 2014, $1,707,999; 2013, $1,653,778)	$1,842,234	$1,757,469
Commercial mortgage loans, at amortized cost (less allowance for loan losses: 2014 and 2013, $2,038)	144,614	149,952
Policy loans	45,112	41,099
Other investments	375	366
Total investments	2,032,335	1,948,886
Cash and cash equivalents	24,143	52,155
Reinsurance recoverables	117,296	110,425
Other receivables	8,587	7,933
Accrued investment income	19,148	19,752
Deferred acquisition costs	150,763	146,765
Other assets	176,629	106,708
Separate account assets	4,480,677	4,294,455
Total assets	$7,009,578	$6,687,079

Liabilities and Shareholder’s Equity
Liabilities:
Policyholder account balances, future policy benefits and claims	$1,980,331	$1,904,150
Other liabilities	127,322	107,665
Separate account liabilities	4,480,677	4,294,455
Total liabilities	6,588,330	6,306,270
Shareholder’s equity:
Common stock, $10 par value; 200,000 shares authorized, issued and outstanding	2,000	2,000
Additional paid-in capital	106,906	106,851
Retained earnings	256,788	228,579
Accumulated other comprehensive income, net of tax	55,554	43,379
Total shareholder’s equity	421,248	380,809
Total liabilities and shareholder’s equity	$7,009,578	$6,687,079

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENTS OF INCOME

(in thousands)

Years Ended December 31,	2014	2013	2012
Revenues
Premiums	$24,484	$24,284	$24,515
Net investment income	87,260	90,983	97,467
Policy and contract charges	106,271	99,975	90,417
Other revenues	21,257	19,180	16,937
Net realized investment gains	2,024	1,135	463
Total revenues	241,296	235,557	229,799

Benefits and expenses
Benefits, claims, losses and settlement expenses	64,479	52,288	57,786
Interest credited to fixed accounts	50,510	54,502	55,234
Amortization of deferred acquisition costs	13,159	8,098	19,537
Other insurance and operating expenses	45,498	44,490	44,574
Total benefits and expenses	173,646	159,378	177,131
Pretax income	67,650	76,179	52,668
Income tax provision	15,441	21,790	14,850
Net income	$52,209	$54,389	$37,818

Supplemental Disclosures:
Total other-than-temporary impairment losses on securities	$(358)	$(34)	$(457)
Portion of loss recognized in other comprehensive income (loss) (before taxes)	14	(83)	14
Net impairment losses recognized in net realized investment gains	$(344)	$(117)	$(443)

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENTS OF COMPREHENSIVE INCOME

(in thousands)

Years Ended December 31,	2014	2013	2012

Net income	$52,209	$54,389	$37,818
Other comprehensive income (loss), net of tax:
Net unrealized securities gains (losses) arising during the period	21,170	(63,536)	32,542
Reclassification of net securities gains included in net income	(1,316)	(738)	(301)
Impact of deferred acquisition costs, deferred sales inducement costs, unearned revenue, benefit reserves and reinsurance recoverables from unrealized gains on securities	(7,679)	18,909	(8,616)
Total other comprehensive income (loss), net of tax	12,175	(45,365)	23,625
Total comprehensive income	$64,384	$9,024	$61,443

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENTS OF SHAREHOLDER’S EQUITY

(in thousands)

	Common Stock	Additional Paid-In Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total
Balances at January 1, 2012	$2,000	$106,659	$211,372	$65,119	$385,150
Comprehensive income:
Net income	—	—	37,818	—	37,818
Other comprehensive income, net of tax	—	—	—	23,625	23,625

Total comprehensive income					61,443
Tax adjustment on share-based incentive compensation plan	—	92	—	—	92
Cash dividends to RiverSource Life Insurance Company	—	—	(50,000)	—	(50,000)

Balances at December 31, 2012	2,000	106,751	199,190	88,744	396,685
Comprehensive income:
Net income	—	—	54,389	—	54,389
Other comprehensive loss, net of tax	—	—	—	(45,365)	(45,365)

Total comprehensive income					9,024
Tax adjustment on share-based incentive compensation plan	—	100	—	—	100
Cash dividends to RiverSource Life Insurance Company	—	—	(25,000)	—	(25,000)

Balances at December 31, 2013	2,000	106,851	228,579	43,379	380,809
Comprehensive income:
Net income	—	—	52,209	—	52,209
Other comprehensive income, net of tax	—	—	—	12,175	12,175

Total comprehensive income					64,384
Tax adjustment on share-based incentive compensation plan	—	55	—	—	55
Cash dividends to RiverSource Life Insurance Company	—	—	(24,000)	—	(24,000)
Balances at December 31, 2014	$2,000	$106,906	$256,788	$55,554	$421,248

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENTS OF CASH FLOWS

(in thousands)

Years Ended December 31,	2014	2013	2012
Cash Flows from Operating Activities
Net income	$52,209	$54,389	$37,818
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and accretion, net	4,273	3,351	2,228
Deferred income tax expense	13,346	1,140	1,077
Contractholder and policyholder charges, non-cash	(20,780)	(20,034)	(17,661)
Gain from equity method investments	(9)	(122)	(40)
Net realized investment gains	(2,368)	(1,252)	(906)
Other-than-temporary impairments and provision for loan losses recognized in net realized investment gains	344	117	443
Change in operating assets and liabilities:
Deferred acquisition costs	(5,398)	(11,097)	2,426
Policyholder account balances, future policy benefits and claims, net	77,397	(55,456)	(17,646)
Derivatives, net of collateral	(40,530)	43,395	17,722
Reinsurance recoverables	(8,177)	(10,163)	(8,063)
Other receivables	(586)	(1,228)	390
Accrued investment income	604	978	1,133
Other, net	(18,476)	6,962	(556)
Net cash provided by operating activities	51,849	10,980	18,365

Cash Flows from Investing Activities
Available-for-Sale securities:
Proceeds from sales	16,620	20,988	26,975
Maturities, sinking fund payments and calls	208,977	238,974	233,481
Purchases	(280,820)	(233,274)	(280,861)
Proceeds from sales, maturities and repayments of commercial mortgage loans	22,231	28,238	20,771
Funding of mortgage loans	(16,893)	(22,898)	(22,769)
Purchase of land, buildings, equipment and software	(73)	—	—
Change in policy loans, net	(4,013)	(1,710)	(2,022)
Net cash provided by (used in) investing activities	(53,971)	30,318	(24,425)

Cash Flows from Financing Activities
Policyholder account balances:
Deposits and other additions	150,722	160,592	147,486
Net transfers to separate accounts	(28,652)	(21,615)	(4,851)
Surrenders and other benefits	(110,714)	(119,320)	(125,454)
Proceeds from line of credit with Ameriprise Financial, Inc.	—	1,700	—
Payments on line of credit with Ameriprise Financial, Inc.	—	(1,700)	—
Tax adjustment on share-based incentive compensation plan	55	100	92
Cash paid for purchased options with deferred premiums	(13,301)	(13,922)	(13,371)
Cash dividends to RiverSource Life Insurance Company	(24,000)	(25,000)	(50,000)
Net cash used in financing activities	(25,890)	(19,165)	(46,098)
Net increase (decrease) in cash and cash equivalents	(28,012)	22,133	(52,158)
Cash and cash equivalents at beginning of period	52,155	30,022	82,180
Cash and cash equivalents at end of period	$24,143	$52,155	$30,022

Supplemental Disclosures:
Income taxes paid, net	$25,500	$35,436	$17,518

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

NOTES TO FINANCIAL STATEMENTS

1.  NATURE OF BUSINESS AND BASIS OF PRESENTATION

RiverSource Life Insurance Co. of New York (the “Company”) is a stock life insurance company which is domiciled and holds a Certificate of Authority in the State of New York. The Company is a wholly owned subsidiary of RiverSource Life Insurance Company (“RiverSource Life”), which is domiciled in Minnesota. RiverSource Life is a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”). The Company issues insurance and annuity products to customers in the State of New York.

The accompanying financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) which vary in certain respects from reporting practices prescribed or permitted by the New York State Department of Financial Services (“New York Department”) (the Company’s primary regulator) as reconciled in Note 13.

The Company evaluated events or transactions that may have occurred after the balance sheet date for potential recognition or disclosure through April 21, 2015, the date the financial statements were available to be issued.

The Company’s principal products are variable deferred annuities and variable and fixed universal life insurance, including indexed universal life (“IUL”), which are issued primarily to individuals. Waiver of premium and accidental death benefit riders are generally available with the universal life products in addition to other benefit riders. Variable annuity contract purchasers can choose to add optional benefit provisions to their contracts, such as guaranteed minimum death benefit (“GMDB”), guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum accumulation benefit (“GMAB”) provisions.

The Company also offers immediate annuities, fixed deferred annuities, and traditional life and disability income (“DI”) insurance. The Company issues only non-participating life insurance policies which do not pay dividends to policyholders.

A majority of the Company’s business is sold through the retail distribution channel of Ameriprise Financial Services, Inc. (“AFSI”), a subsidiary of Ameriprise Financial. RiverSource Distributors, Inc., a subsidiary of Ameriprise Financial, serves as the principal underwriter and distributor of variable annuity and life insurance products issued by the Company.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Amounts Based on Estimates and Assumptions

Accounting estimates are an integral part of the Financial Statements. In part, they are based upon assumptions concerning future events. Among the more significant are those that relate to investment securities valuation and recognition of other-than-temporary impairments, deferred acquisition costs (“DAC”) and the corresponding recognition of DAC amortization, valuation of derivative instruments and hedging activities, claims reserves and income taxes and the recognition of deferred tax assets and liabilities. These accounting estimates reflect the best judgment of management and actual results could differ.

Investments

Available-for-Sale Securities

Available-for-Sale securities are carried at fair value with unrealized gains (losses) recorded in accumulated other comprehensive income (“AOCI”), net of impacts to DAC, deferred sales inducement costs (“DSIC”), unearned revenue, benefit reserves, reinsurance recoverables and income taxes. Gains and losses are recognized on a trade date basis in the Statements of Income upon disposition of the securities.

When the fair value of an investment is less than its amortized cost, the Company assesses whether or not: (i) it has the intent to sell the security (made a decision to sell) or (ii) it is more likely than not that the Company will be required to sell the security before its anticipated recovery. If either of these conditions existed, an other-than-temporary impairment is considered to have occurred and the Company recognizes an other-than-temporary impairment for the difference between the investment’s amortized cost and its fair value through earnings. For securities that do not meet the above criteria and the Company does not expect to recover a security’s amortized cost, the security is also considered other-than-temporarily impaired. For these securities, the Company separates the total impairment into the credit loss component and the amount of the loss related to other factors. The amount of the total other-than-temporary impairment related to credit loss is recognized in earnings.

The amount of the total other-than-temporary impairment related to other factors is recognized in other comprehensive income, net of impacts to DAC, DSIC, unearned revenue, benefit reserves, reinsurance recoverables and income taxes. For Available-for-Sale securities that have recognized an other-than-temporary impairment through earnings, the difference between the amortized cost and the cash flows expected to be collected is accreted as interest income if through subsequent evaluation there is a sustained increase in the cash flow expected. Subsequent increases and decreases in the fair value of Available-for-Sale securities are included in other comprehensive income.

The Company provides a supplemental disclosure on the face of its Statements of Income that presents: (i) total other-than-temporary impairment losses recognized during the period and (ii) the portion of other-than-temporary impairment losses recognized in other comprehensive income. The sum of these amounts represents the credit-related portion of

RiverSource Life Insurance Co. of New York

other-than-temporary impairments that were recognized in earnings during the period. The portion of other-than-temporary losses recognized in other comprehensive income includes: (i) the portion of other-than-temporary impairment losses related to factors other than credit recognized during the period and (ii) reclassifications of other-than-temporary impairment losses previously determined to be related to factors other than credit that are determined to be credit-related in the current period. The amount presented on the Statements of Income as the portion of other-than-temporary losses recognized in other comprehensive income excludes subsequent increases and decreases in the fair value of these securities.

For all securities that are considered temporarily impaired, the Company does not intend to sell these securities (has not made a decision to sell) and it is not more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis. The Company believes that it will collect all principal and interest due on all investments that have amortized cost in excess of fair value that are considered only temporarily impaired.

Factors the Company considers in determining whether declines in the fair value of fixed maturity securities are other-than-temporary include: (i) the extent to which the market value is below amortized cost; (ii) the duration of time in which there has been a significant decline in value; (iii) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer; and (iv) market events that could impact credit ratings, economic and business climate, litigation and government actions, and similar external business factors. In order to determine the amount of the credit loss component for corporate debt securities considered other-than-temporarily impaired, a best estimate of the present value of cash flows expected to be collected discounted at the security’s effective interest rate is compared to the amortized cost basis of the security. The significant inputs to cash flow projections consider potential debt restructuring terms, projected cash flows available to pay creditors and the Company’s position in the debtor’s overall capital structure.

For structured investments (e.g., residential mortgage backed securities, commercial mortgage backed securities and asset backed securities), the Company also considers factors such as overall deal structure and its position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections in assessing potential other-than-temporary impairments of these investments. Based upon these factors, securities that have indicators of potential other-than-temporary impairment are subject to detailed review by management. Securities for which declines are considered temporary continue to be monitored by management until management determines there is no current risk of an other-than-temporary impairment.

Commercial Mortgage Loans, net

Commercial mortgage loans, net reflect the Company’s interest in commercial mortgage loans, less the related allowance for loan losses.

Policy Loans

Policy loans include life insurance policy and annuity loans and are reported at the unpaid principal balance, plus accrued interest.

Financing Receivables

Commercial Mortgage Loans

Commercial mortgage loans are stated at amortized cost, net of allowances for loan losses, if any.

Interest income is accrued on the unpaid principal balances of the loans as earned.

Policy Loans

When originated, policy loan balances do not exceed the cash surrender value of the underlying products. As there is minimal risk of loss related to these loans, the Company does not record an allowance for loan losses for policy loans.

Nonaccrual Loans

Generally, loans are evaluated for or placed on nonaccrual status when either the collection of interest or principal has become 90 days past due or is otherwise considered doubtful of collection. When a loan is placed on nonaccrual status, unpaid accrued interest is reversed. Interest payments received on loans on nonaccrual status are generally applied to principal unless the remaining principal balance has been determined to be fully collectible.

Commercial mortgage loans are evaluated for impairment when the loan is considered for nonaccrual status, restructured or foreclosure proceedings are initiated on the property. If it is determined that the fair value is less than the current loan balance, it is written down to fair value less estimated selling costs. Foreclosed property is recorded as real estate owned in other investments.

Allowance for Loan Losses

Management determines the adequacy of the allowance for loan losses based on the overall loan portfolio composition, recent and historical loss experience, and other pertinent factors, including when applicable, internal risk ratings, loan-to-value ratios, and occupancy rates, along with economic and market conditions. This evaluation is inherently subjective as it requires estimates, which may be susceptible to significant change.

RiverSource Life Insurance Co. of New York

The Company determines the amount of the allowance based on management’s assessment of relative risk characteristics of the loan portfolio. The allowance is recorded for homogeneous loan categories on a pool basis, based on an analysis of product mix and risk characteristics of the portfolio, including geographic concentration, bankruptcy experiences, and historical losses, adjusted for current trends and market conditions.

While the Company attributes portions of the allowance to specific loan pools as part of the allowance estimation process, the entire allowance is available to absorb losses inherent in the total loan portfolio. The allowance is increased through provisions charged to net realized investment gains (losses) and reduced/increased by net charge-offs/recoveries.

Impaired Loans

The Company considers a loan to be impaired when, based on current information and events, it is probable the Company will not be able to collect all amounts due (both interest and principal) according to the contractual terms of the loan agreement. Impaired loans may also include loans that have been modified in troubled debt restructurings as a concession to borrowers experiencing financial difficulties. Management evaluates for impairment all restructured loans and loans with higher impairment risk factors. Factors used by the Company to determine whether all amounts due on commercial mortgage loans will be collected, include but are not limited to, the financial condition of the borrower, performance of the underlying properties, collateral and/or guarantees on the loan, and the borrower’s estimated future ability to pay based on property type and geographic location. The impairment recognized is measured as the excess of the loan’s recorded investment over: (i) the present value of its expected principal and interest payments discounted at the loan’s effective interest rate; (ii) the fair value of collateral; or (iii) the loan’s observable market price.

Restructured Loans

A loan is classified as a restructured loan when the Company makes certain concessionary modifications to contractual terms for borrowers experiencing financial difficulties. When the interest rate, minimum payments and/or due dates have been modified in an attempt to make the loan more affordable to a borrower experiencing financial difficulties, the modification is considered a troubled debt restructuring. Generally, performance prior to the restructuring or significant events that coincide with the restructuring are considered in assessing whether the borrower can meet the new terms which may result in the loan being returned to accrual status at the time of the restructuring or after a performance period. If the borrower’s ability to meet the revised payment schedule is not reasonably assured, the loan remains on nonaccrual status.

Cash and Cash Equivalents

Cash equivalents include highly liquid investments with original maturities of 90 days or less.

Reinsurance

The Company cedes significant amounts of insurance risk to other insurers under reinsurance agreements. The Company evaluates the financial condition of its reinsurers prior to entering into new reinsurance contracts and on a periodic basis during the contract term.

Reinsurance premiums paid and benefits received are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Reinsurance premiums for traditional life, long term care (“LTC”) and DI, net of the change in any prepaid reinsurance asset, are reported as a reduction of premiums. Fixed and variable universal life reinsurance premiums are reported as a reduction of policy and contract charges. In addition, for fixed and variable universal life insurance policies, the net cost of reinsurance ceded, which represents the discounted amount of the expected cash flows between the reinsurer and the Company, is recognized as an asset or liability and amortized over the estimated life of the policies in proportion to the estimated gross profits and is subject to retrospective adjustment in a manner similar to retrospective adjustment of DAC. The assumptions used to project the expected cash flows are consistent with those used for DAC valuation for the same contracts. Changes in the net cost of reinsurance are reflected as a component of policy and contract charges. Reinsurance recoveries are reported as components of benefits, claims, losses and settlement expenses.

Insurance liabilities are reported before the effects of reinsurance. Policyholder account balances, future policy benefits and claims recoverable under reinsurance contracts are recorded as reinsurance recoverables.

The Company also assumes life insurance and fixed annuity risk from other insurers in limited circumstances. Reinsurance premiums received and benefits paid are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Liabilities for assumed business are recorded within policyholder account balances, future policy benefits and claims.

See Note 7 for additional information on reinsurance.

Derivative Instruments and Hedging Activities

Freestanding derivative instruments are recorded at fair value and are reflected in other assets or other liabilities. The Company’s policy is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. The accounting for changes in the fair value of a derivative instrument

RiverSource Life Insurance Co. of New York

depends on its intended use and the resulting hedge designation, if any. The Company primarily uses derivatives as economic hedges that are not designated as accounting hedges or do not qualify for hedge accounting treatment.

Derivative instruments that are entered into for hedging purposes are designated as such at the time the Company enters into the contract. For all derivative instruments that are designated for hedging activities, the Company documents all of the hedging relationships between the hedge instruments and the hedged items at the inception of the relationships. Management also documents its risk management objectives and strategies for entering into the hedge transactions. The Company assesses, at inception and on a quarterly basis, whether derivatives designated as hedges are highly effective in offsetting the fair value or cash flows of hedged items. If it is determined that a derivative is no longer highly effective as a hedge, the Company will discontinue the application of hedge accounting.

For derivative instruments that do not qualify for hedge accounting or are not designated as accounting hedges, changes in fair value are recognized in current period earnings. Changes in fair value of derivatives are presented in the Statements of Income based on the nature and use of the instrument. Changes in fair value of derivatives used as economic hedges are presented in the Statements of Income with the corresponding change in the hedged asset or liability.

The equity components of IUL obligations are considered embedded derivatives. Additionally, certain annuities contain GMAB and GMWB provisions. The GMAB and the non-life contingent benefits associated with GMWB provisions are also considered embedded derivatives.

See Note 11 for information regarding the Company’s fair value measurement of derivative instruments and Note 15 for the impact of derivatives on the Statements of Income.

Deferred Acquisition Costs

The Company incurs costs in connection with acquiring new and renewal insurance and annuity businesses. The portion of these costs which are incremental and direct to the acquisition of a new or renewal insurance policy or annuity contract are deferred. Significant costs capitalized include sales based compensation related to the acquisition of new and renewal insurance policies and annuity contracts, medical inspection costs for successful sales, and a portion of employee compensation and benefit costs based upon the amount of time spent on successful sales. Sales based compensation paid to AFSI, a subsidiary of Ameriprise Financial, advisors and employees and third party distributors is capitalized. Employee compensation and benefits costs which are capitalized relate primarily to sales efforts, underwriting and processing. All other costs which are not incremental direct costs of acquiring an insurance policy or annuity contract are expensed as incurred. The DAC associated with insurance policies or annuity contracts that are significantly modified or internally replaced with another contract are accounted for as contract terminations. These transactions are anticipated in establishing amortization periods and other valuation assumptions.

Costs deferred as DAC are amortized over time. For annuity and universal life (“UL”) contracts, DAC are amortized based on projections of estimated gross profits over amortization periods equal to the approximate life of the business. For other insurance products, DAC are generally amortized as a percentage of premiums over amortization periods equal to the premium-paying period.

For annuity and UL insurance products, the assumptions made in projecting future results and calculating the DAC balance and DAC amortization expense are management’s best estimates. Management is required to update these assumptions whenever it appears that, based on actual experience or other evidence, earlier estimates should be revised. When assumptions are changed, the percentage of estimated gross profits used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in the DAC balance and an increase in DAC amortization expense, while a decrease in amortization percentage will result in an increase in the DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

For traditional life, DI and LTC insurance products, the assumptions made in calculating the DAC balance and DAC amortization expense are consistent with those used in determining the liabilities. For traditional life and DI insurance products, the assumptions provide for adverse deviations in experience and are revised only if management concludes experience will be so adverse that DAC are not recoverable. If management concludes that DAC are not recoverable, DAC are reduced to the amount that is recoverable based on best estimate assumptions and there is a corresponding expense recorded in the Statements of Income. The assumptions for LTC insurance products are management’s best estimate from previous loss recognition thus no longer provide for adverse deviations in experience.

For annuity, life, DI and LTC insurance products, key assumptions underlying those long-term projections include interest rates (both earning rates on invested assets and rates credited to contractholder and policyholder accounts), equity market performance, mortality and morbidity rates, variable annuity benefit utilization rates and the rates at which contractholders and policyholders are expected to surrender their contracts, make withdrawals from their contracts and make additional deposits to their contracts. Assumptions about earned and credited interest rates are the primary factors used to project interest margins, while assumptions about equity and bond market performance are the primary factors used to project client asset value growth rates, and

RiverSource Life Insurance Co. of New York

assumptions about surrenders, withdrawals and deposits comprise projected persistency rates. Management must also make assumptions to project maintenance expenses associated with servicing its annuity and insurance businesses during the DAC amortization period.

The client asset value growth rates are the rates at which variable annuity and variable universal life (“VUL”) insurance contract values invested in separate accounts are assumed to appreciate in the future. The rates used vary by equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to client asset value growth rates on a regular basis. The Company typically uses a five-year mean reversion process as a guideline in setting near-term equity fund growth rates based on a long-term view of financial market performance as well as recent actual performance. The suggested near-term equity fund growth rate is reviewed quarterly to ensure consistency with management’s assessment of anticipated equity market performance. DAC amortization expense recorded in a period when client asset value growth rates exceed management’s near-term estimate will typically be less than in a period when growth rates fall short of management’s near-term estimate.

The Company monitors other principal DAC amortization assumptions, such as persistency, mortality, morbidity, interest margin, variable annuity benefit utilization and maintenance expense levels each quarter and, when assessed independently, each could impact the Company’s DAC balances.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions described previously. Unless the Company’s management identifies a significant deviation over the course of the quarterly monitoring, management reviews and updates these DAC amortization assumptions annually in the third quarter of each year.

Deferred Sales Inducement Costs

Sales inducement costs consist of bonus interest credits and premium credits added to certain annuity contract and insurance policy values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC. DSIC is recorded in other assets and amortization of DSIC is recorded in benefits, claims, losses and settlement expenses.

Separate Account Assets and Liabilities

Separate account assets and liabilities are primarily funds held for the exclusive benefit of variable annuity contractholders and variable life insurance policyholders, who assume the related investment risk. Income and losses on separate account assets accrue directly to the contractholder or policyholder and are not reported in the Company’s Statements of Income. Separate account assets are recorded at fair value. Changes in the fair value of separate account assets are offset by changes in the related separate account liabilities.

Policyholder Account Balances, Future Policy Benefits and Claims

Fixed Annuities and Variable Annuity Guarantees

Fixed annuities and variable annuity guarantees include amounts for fixed account values on fixed and variable deferred annuities, guaranteed benefits associated with variable annuities and fixed annuities in a payout status.

Liabilities for fixed account values on fixed and variable deferred annuities are equal to accumulation values, which are the cumulative gross deposits and credited interest less withdrawals and various charges.

The majority of the variable annuity contracts offered by the Company contain GMDB provisions. When market values of the customer’s accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. The Company also offers contracts containing GMWB and GMAB provisions, and until May 2007, the Company offered contracts containing guaranteed minimum income benefit (“GMIB”) provisions.

In determining the liabilities for GMDB, GMIB and the life contingent benefits associated with GMWB, the Company projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency, benefit utilization and investment margins and are consistent with those used for DAC valuation for the same contracts. As with DAC, management reviews and, where appropriate, adjusts its assumptions each quarter. Unless management identifies a material deviation over the course of quarterly monitoring, management reviews and updates these assumptions annually in the third quarter of each year.

The GMDB liability is determined by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

If elected by the contract owner and after a stipulated waiting period from contract issuance, a GMIB guarantees a minimum lifetime annuity based on a specified rate of contract accumulation value growth and predetermined annuity purchase rates.

RiverSource Life Insurance Co. of New York

The GMIB liability is determined each period by estimating the expected value of annuitization benefits in excess of the projected contract accumulation value at the date of annuitization and recognizing the excess over the estimated life based on expected assessments.

The liability for the life contingent benefits associated with GMWB provisions is determined by estimating the expected value of benefits that are contingent upon survival after the account value is equal to zero and recognizing the benefits over the estimated life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

The fair value of embedded derivatives related to GMAB and the non-life contingent benefits associated with GMWB provisions fluctuates based on equity, interest rate and credit markets which can cause these embedded derivatives to be either an asset or a liability. See Note 11 for information regarding the fair value measurement of embedded derivatives.

Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates.

Life, Disability Income and Long Term Care Insurance

Life, DI and LTC insurance includes liabilities for fixed account values on fixed and variable universal life policies, liabilities for indexed accounts of IUL products, liabilities for unpaid amounts on reported claims, estimates of benefits payable on claims incurred but not yet reported and estimates of benefits that will become payable on term life, whole life, DI and LTC policies as claims are incurred in the future.

Liabilities for fixed account values on fixed and variable universal life insurance are equal to accumulation values. Accumulation values are the cumulative gross deposits and credited interest less various contractual expense and mortality charges and less amounts withdrawn by policyholders.

Liabilities for indexed accounts of IUL products are equal to the accumulation of host contract values covering guaranteed benefits and the fair value of embedded equity options.

A portion of the Company’s fixed and variable universal life policies have product features that result in profits followed by losses from the insurance component of the contract. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the contract. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

In determining the liability for contracts with profits followed by losses, the Company projects benefits and contract assessments using actuarial models. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency and investment margins and are consistent with those used for DAC valuation for the same contracts. As with DAC, management reviews, and where appropriate, adjusts its assumptions each quarter. Unless management identifies a material deviation over the course of quarterly monitoring, management reviews and updates these assumptions annually in the third quarter of each year.

The liability for these future losses is determined by estimating the death benefits in excess of account value and recognizing the excess over the estimated life based on expected assessments (e.g. cost of insurance charges, contractual administrative charges, similar fees and investment margin). See Note 9 for information regarding the liability for contracts with secondary guarantees.

Liabilities for unpaid amounts on reported life insurance claims are equal to the death benefits payable under the policies. Liabilities for unpaid amounts on reported DI and LTC claims include any periodic or other benefit amounts due and accrued, along with estimates of the present value of obligations for continuing benefit payments. These amounts are calculated based on claim continuance tables which estimate the likelihood an individual will continue to be eligible for benefits. Present values are calculated at interest rates established when claims are incurred. Anticipated claim continuance rates are based on established industry tables, adjusted as appropriate for the Company’s experience.

Liabilities for estimated benefits payable on claims that have been incurred but not yet reported are based on periodic analysis of the actual time lag between when a claim occurs and when it is reported.

Liabilities for estimates of benefits that will become payable on future claims on term life, whole life, DI and LTC policies are based on the net level premium method, using anticipated premium payments, mortality and morbidity rates, policy persistency and interest rates earned on assets supporting the liability. Anticipated mortality and morbidity rates are based on established industry mortality and morbidity tables, with modifications based on the Company’s experience. Anticipated premium payments and persistency rates vary by policy form, issue age, policy duration and certain other pricing factors.

For term life, whole life, DI and LTC polices, the Company utilizes best estimate assumptions as of the date the policy is issued with provisions for the risk of adverse deviation, as appropriate. After the liabilities are initially established, management performs premium deficiency tests annually in the third quarter of each year using best estimate assumptions without provisions for adverse deviation. If the liabilities determined based on these best estimate assumptions are greater than the net reserves (i.e., GAAP reserves net of any DAC balance), the existing net reserves are adjusted by first reducing the DAC balance by the

RiverSource Life Insurance Co. of New York

amount of the deficiency or to zero through a change to current period earnings. If the deficiency is more than the DAC balance, then the net reserves are increased by the excess through a charge to current period earnings. If a premium deficiency is recognized, the assumptions are locked in and used in subsequent valuations.

Changes in policyholder account balances, future policy benefits and claims are reflected in earnings in the period adjustments are made.

Where applicable, benefit amounts expected to be recoverable from reinsurance companies who share in the risk are separately recorded as reinsurance recoverables.

Unearned Revenue Liability

The Company’s fixed and variable universal life policies require payment of fees or other policyholder assessments in advance for services to be provided in future periods. These charges are deferred as unearned revenue and amortized using estimated gross profits, similar to DAC. The unearned revenue liability is recorded in other liabilities and the amortization is recorded in policy and contract charges.

Income Taxes

The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The taxable income of the Company and its parent, RiverSource Life, is included in the consolidated federal income tax return of Ameriprise Financial. Ameriprise Financial provides for income taxes on a separate return basis, except that, under an agreement between Ameriprise Financial and the Company, tax benefits are recognized for losses to the extent they can be used in the consolidated return. It is the policy of Ameriprise Financial that it will reimburse its subsidiaries for any tax benefits recorded.

The Company’s provision for income taxes represents the net amount of income taxes that the Company expects to pay or to receive from various taxing jurisdictions in connection with its operations. The Company provides for income taxes based on amounts that the Company believes it will ultimately owe taking into account the recognition and measurement for uncertain tax positions. Inherent in the provision for income taxes are estimates and judgments regarding the tax treatment of certain items.

In connection with the provision for income taxes, the financial statements reflect certain amounts related to deferred tax assets and liabilities, which result from temporary differences between the assets and liabilities measured for financial statement purposes versus the assets and liabilities measured for tax return purposes.

The Company is required to establish a valuation allowance for any portion of its deferred tax assets that management believes will not be realized. Significant judgment is required in determining if a valuation allowance should be established and the amount of such allowance if required. Factors used in making this determination include estimates relating to the performance of the business. Consideration is given to, among other things in making this determination: (i) future taxable income exclusive of reversing temporary differences and carryforwards; (ii) future reversals of existing taxable temporary differences; (iii) taxable income in prior carryback years; and (iv) tax planning strategies. Management may need to identify and implement appropriate planning strategies to ensure its ability to realize deferred tax assets and reduce the likelihood of the establishment of a valuation allowance with respect to such assets. See Note 17 for additional information on the Company’s valuation allowance.

Sources of Revenue

Premiums

Premiums include premiums on traditional life, DI and LTC insurance products and immediate annuities with a life contingent feature. Premiums are reported net of reinsurance ceded and are recognized as revenue when due.

Net Investment Income

Net investment income primarily includes interest income on fixed maturity securities, commercial mortgage loans, policy loans and cash and cash equivalents; the changes in fair value of certain derivatives; and the pro-rata share of net income or loss on equity method investments. Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term.

Policy and Contract Charges

Policy and contract charges include mortality and expense risk fees and certain other charges assessed on annuities and fixed and variable universal life insurance, which consist of cost of insurance charges (net of reinsurance premiums and cost of reinsurance for universal life insurance products), and administrative and surrender charges. Mortality and expense risk fees include risk, management and administration fees, which are generated directly and indirectly based on a percentage of the fair value of assets held in the Company’s separate accounts. Cost of insurance charges on fixed and variable universal life insurance and contract charges and surrender charges on annuities and fixed and variable universal life insurance are recognized as revenue when assessed.

RiverSource Life Insurance Co. of New York

Net Realized Investment Gains (Losses)

Net realized investment gains (losses) primarily include realized gains and losses on the sale of securities and charges for the other-than-temporary impairments of investments related to credit losses. Realized gains and losses on the sale of securities are recognized using the specific identification method, on a trade date basis.

Other Revenues

Other revenues primarily include fees received under marketing support arrangements which are calculated as a percentage of the Company’s separate account assets.

Other Insurance and Operating Expenses

Other insurance and operating expenses include expenses allocated to the Company from Ameriprise Financial and RiverSource Life for the Company’s share of compensation, professional and consultant fees and expenses associated with information technology and communications, facilities and equipment, advertising and promotion and legal and regulatory costs. Also included are commissions, sales and marketing expenses and other operating expenses. These expenses are presented net of acquisition cost deferrals.

3.  RECENT ACCOUNTING PRONOUNCEMENTS

Adoption of New Accounting Standards

Income Taxes

In July 2013, the Financial Accounting Standards Board (“FASB”) updated the accounting standard for income taxes. The update provides guidance on the financial statement presentation of an unrecognized tax benefit when a net operating loss carryforward, a similar tax loss, or a tax credit carryforward exists. The standard is effective for interim and annual periods beginning after December 15, 2013 and should be applied prospectively to all unrecognized tax benefits that exist at the effective date. Retrospective application is permitted. The Company adopted the standard in 2014. The adoption of the standard did not have any effect on the Company’s financial condition and results of operations.

Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts

In October 2010, the FASB updated the accounting standard for DAC. Under this new standard, only the following costs incurred in the acquisition of new and renewal insurance contracts are capitalizable as DAC: (i) incremental direct costs of a successful contract acquisition, (ii) portions of employees’ compensation and benefits directly related to time spent performing acquisition activities (that is, underwriting, policy issuance and processing, medical and inspection, and contract selling) for a contract that has been acquired, (iii) other costs related to acquisition activities that would not have been incurred had the acquisition of the contract not occurred, and (iv) advertising costs that meet the capitalization criteria in other GAAP guidance for certain direct-response marketing. All other acquisition related costs are expensed as incurred. The Company retrospectively adopted the new standard on January 1, 2012. The cumulative effect of the adoption reduced retained earnings by $65.9 million after-tax and increased AOCI by $6.8 million after-tax, totaling to a $59.1 million after-tax reduction in total equity at January 1, 2012.

Future Adoption of New Accounting Standards

Presentation of Financial Statements — Going Concern

In August 2014, the FASB updated the accounting standard related to an entity’s assessment of its ability to continue as a going concern. The standard requires that management evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern within one year after the date that the financial statements are issued. In situations where there is substantial doubt about an entity’s ability to continue as a going concern, disclosure should be made so that a reader can understand the conditions that raise substantial doubt, management’s assessment of those conditions and any plan management has to mitigate those conditions. The standard is effective for the annual period ending after December 15, 2016, and for annual periods and interim periods thereafter. Early adoption is permitted. The adoption of the standard is not expected to have a material impact on the Company’s financial condition and results of operations.

Transfers and Servicing

In June 2014, the FASB updated the accounting standards related to transfers and servicing. The update requires repurchase-to-maturity transactions and linked repurchase financings to be accounted for as secured borrowings consistent with the accounting for other repurchase agreements. The standard requires disclosures related to transfers of financial assets accounted for as sales in transactions that are similar to repurchase agreements. The standard also requires disclosures on the remaining contractual maturity of the agreements, disaggregation of the gross obligation by class of collateral pledged and potential risks associated with the agreements and the related collateral pledged in repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions accounted for as secured borrowings. The standard is effective for interim and annual periods beginning after December 15, 2014, except for the disclosure requirements for repurchase-to-maturity transactions accounted for as secured borrowings which are effective for interim periods beginning after March 15, 2015. Early adoption of the standard is prohibited. The standard requires entities to present changes in accounting for transactions outstanding at the effective date as a cumulative-effect adjustment to retained earnings as of the beginning of the period of adoption. As the Company does not have

RiverSource Life Insurance Co. of New York

repurchase-to-maturity transactions, the adoption of the standard is not expected to have a material impact on the Company’s financial condition and results of operations.

Revenue from Contracts with Customers

In May 2014, the FASB updated the accounting standards for revenue from contracts with customers. The update provides a five step revenue recognition model for all revenue arising from contracts with customers and affects all entities that enter into contracts to provide goods or services to their customers (unless the contracts are in the scope of other standards). The standard also updates the accounting for certain costs associated with obtaining and fulfilling a customer contract. In addition, the standard requires disclosure of quantitative and qualitative information that enables users of financial statements to understand the nature, amount, timing, and uncertainty of revenue and cash flows arising from contracts with customers. The standard is effective for interim and annual periods beginning after December 15, 2016 and early adoption is prohibited. The standard may be applied retrospectively for all periods presented or retrospectively with a cumulative-effect adjustment at the date of adoption. The Company is currently evaluating the impact of the standard on its financial condition and results of operations.

4.  INVESTMENTS

Available-for-Sale securities distributed by type were as follows:

	December 31, 2014
Description of Securities (in thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Noncredit OTTI(1)
Fixed maturities:
Corporate debt securities	$1,168,401	$104,810	$(5,730)	$1,267,481	$192
Residential mortgage backed securities	220,406	8,599	(1,551)	227,454	(357)
Commercial mortgage backed securities	158,031	5,326	(1,024)	162,333	—
State and municipal obligations	83,192	20,096	(4)	103,284	—
Asset backed securities	73,769	3,305	(40)	77,034	—
Foreign government bonds and obligations	2,733	375	—	3,108	—
U.S. government and agencies obligations	1,467	73	—	1,540	—
Total	$1,707,999	$142,584	$(8,349)	$1,842,234	$(165)

	December 31, 2013
Description of Securities (in thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Noncredit OTTI(1)
Fixed maturities:
Corporate debt securities	$1,148,895	$97,267	$(9,693)	$1,236,469	$172
Residential mortgage backed securities	195,756	6,149	(4,885)	197,020	(448)
Commercial mortgage backed securities	154,518	5,476	(2,146)	157,848	—
State and municipal obligations	83,186	8,635	(238)	91,583	—
Asset backed securities	65,781	3,042	(319)	68,504	—
Foreign government bonds and obligations	2,842	370	(81)	3,131	—
U.S. government and agencies obligations	2,800	114	—	2,914	—
Total	$1,653,778	$121,053	$(17,362)	$1,757,469	$(276)

(1)

Represents the amount of other-than-temporary impairment (“OTTI”) losses in AOCI. Amount includes unrealized gains and losses on impaired securities subsequent to the initial impairment measurement date. These amounts are included in gross unrealized gains and losses as of the end of the period.

As of December 31, 2014 and 2013, investment securities with a fair value of $32.5 million and $68.2 million, respectively, were pledged to meet contractual obligations under derivative contracts.

At December 31, 2014 and 2013, fixed maturity securities comprised approximately 91% and 90%, respectively, of the Company’s total investments. Rating agency designations are based on the availability of ratings from Nationally Recognized Statistical Rating Organizations (“NRSROs”), including Moody’s Investors Service (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch Ratings Ltd. (“Fitch”). The Company uses the median of available ratings from Moody’s, S&P and Fitch, or if fewer than three ratings are available, the lower rating is used. When ratings from Moody’s, S&P and Fitch are unavailable, the Company may utilize ratings from other NRSROs or rate the securities internally. At December 31, 2014 and 2013, approximately $140.0 million and $103.1 million, respectively, of securities were internally rated by Columbia Management Investment Advisers, LLC (“CMIA”), an affiliate of the Company, using criteria similar to those used by NRSROs.

RiverSource Life Insurance Co. of New York

A summary of fixed maturity securities by rating was as follows:

	December 31, 2014			December 31, 2013
Ratings (in thousands, except percentages)	Amortized Cost	Fair Value	Percent of Total Fair Value	Amortized Cost	Fair Value	Percent of Total Fair Value
AAA	$374,584	$391,684	21%	$348,703	$356,761	20%
AA	74,538	95,024	5	81,393	93,163	5
A	335,236	373,669	20	339,433	363,207	21
BBB	814,316	872,112	48	775,835	834,404	48
Below investment grade	109,325	109,745	6	108,414	109,934	6
Total fixed maturities	$1,707,999	$1,842,234	100%	$1,653,778	$1,757,469	100%

At December 31, 2014 and 2013, approximately 51% and 44%, respectively, of the securities rated AAA were GNMA, FNMA and FHLMC mortgage backed securities. At December 31, 2014, the Company had holdings of $43.6 million in Kinder Morgan, Inc., which are greater than 10% of total equity. There were no other holdings of any other issuer greater than 10% of total equity at December 31, 2014 and 2013.

The following tables provide information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position:

	December 31, 2014
(in thousands, except number of securities)	Less than 12 months			12 months or more			Total
Description of Securities	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	73	$181,943	$(3,764)	26	$97,615	$(1,966)	99	$279,558	$(5,730)
Residential mortgage backed securities	4	28,908	(50)	15	34,542	(1,501)	19	63,450	(1,551)
Commercial mortgage backed securities	8	22,085	(35)	3	22,126	(989)	11	44,211	(1,024)
State and municipal obligations	1	996	(4)	—	—	—	1	996	(4)
Asset backed securities	1	1,953	(13)	1	4,139	(27)	2	6,092	(40)
Total	87	$235,885	$(3,866)	45	$158,422	$(4,483)	132	$394,307	$(8,349)

	December 31, 2013
(in thousands, except number of securities)	Less than 12 months			12 months or more			Total
Description of Securities	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	87	$229,712	$(8,411)	7	$18,426	$(1,282)	94	$248,138	$(9,693)
Residential mortgage backed securities	14	88,690	(4,045)	14	12,682	(840)	28	101,372	(4,885)
Commercial mortgage backed securities	9	40,538	(1,588)	1	6,594	(558)	10	47,132	(2,146)
State and municipal obligations	2	3,820	(238)	—	—	—	2	3,820	(238)
Asset backed securities	5	8,213	(164)	1	4,198	(155)	6	12,411	(319)
Foreign government bonds and obligations	2	948	(81)	—	—	—	2	948	(81)
Total	119	$371,921	$(14,527)	23	$41,900	$(2,835)	142	$413,821	$(17,362)

As part of the Company’s ongoing monitoring process, management determined that a majority of the change in gross unrealized losses on its Available-for-Sale securities is attributable to movement in interest rates.

The following table presents a rollforward of the cumulative amounts recognized in the Statements of Income for other-than-temporary impairments related to credit losses on Available-for-Sale securities for which a portion of the securities’ total other-than-temporary impairments was recognized in other comprehensive income:

	Years Ended December 31,
(in thousands)	2014	2013	2012
Beginning balance	$1,416	$1,299	$2,727
Credit losses for which an other-than-temporary impairment was not previously recognized	15	—	36
Credit losses for which an other-than-temporary impairment was previously recognized	21	117	407
Reductions for securities sold during the period (realized)	—	—	(1,871)
Ending balance	$1,452	$1,416	$1,299

The change in net unrealized securities gains (losses) in other comprehensive income includes three components, net of tax: (i) unrealized gains (losses) that arose from changes in the market value of securities that were held during the period; (ii) (gains) losses that were previously unrealized, but have been recognized in current period net income due to sales of Available-for-Sale

RiverSource Life Insurance Co. of New York

securities and due to the reclassification of noncredit other-than-temporary impairment losses to credit losses; and (iii) other adjustments primarily consisting of changes in insurance and annuity asset and liability balances, such as DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables, to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet dates.

The following table presents a rollforward of the net unrealized securities gains on Available-for-Sale securities included in AOCI:

(in thousands)	Net Unrealized Securities Gains (Loss)	Deferred Income Tax	AOCI Related to Net Unrealized Securities Gains
Balances at January 1, 2012	$100,184	$(35,065)	$65,119
Net unrealized securities gains arising during the period(1)	50,065	(17,523)	32,542
Reclassification of net securities gains included in net income	(463)	162	(301)
Impact of other adjustments	(13,256)	4,640	(8,616)
Balances at December 31, 2012	136,530	(47,786)	88,744 (2)
Net unrealized securities losses arising during the period(1)	(97,748)	34,212	(63,536)
Reclassification of net securities gains included in net income	(1,135)	397	(738)
Impact of other adjustments	29,090	(10,181)	18,909
Balances at December 31, 2013	66,737	(23,358)	43,379 (2)
Net unrealized securities gains arising during the period(1)	32,568	(11,398)	21,170
Reclassification of net securities gains included in net income	(2,024)	708	(1,316)
Impact of other adjustments	(11,813)	4,134	(7,679)
Balances at December 31, 2014	$85,468	$(29,914)	$55,554 (2)

(1)	Includes other-than-temporary impairment losses on Available-for-Sale securities related to factors other than credit that were recognized in other comprehensive income during the period.
(2)

Includes $94 thousand, $157 thousand and $544 thousand, respectively, of noncredit related impairments on securities and net unrealized securities losses on previously impaired securities at December 31, 2014, 2013 and 2012, respectively.

Net realized gains and losses on Available-for-Sale securities, determined using the specific identification method, recognized in net realized investment gains were as follows:

	Years Ended December 31,
(in thousands)	2014	2013	2012
Gross realized investment gains	$2,543	$1,263	$1,086
Gross realized investment losses	(175)	(11)	(180)
Other-than-temporary impairments	(344)	(117)	(443)
Total	$2,024	$1,135	$463

Other-than-temporary impairments for the year ended December 31, 2014 primarily related to credit losses on non-agency residential mortgage backed securities and corporate debt securities. Other-than-temporary impairments for the years ended December 31, 2013 and 2012 primarily related to credit losses on non-agency residential mortgage backed securities.

Available-for-Sale securities by contractual maturity at December 31, 2014 were as follows:

(in thousands)	Amortized Cost	Fair Value
Due within one year	$81,017	$82,162
Due after one year through five years	555,354	595,677
Due after five years through 10 years	379,453	388,478
Due after 10 years	239,969	309,096
	1,255,793	1,375,413
Residential mortgage backed securities	220,406	227,454
Commercial mortgage backed securities	158,031	162,333
Asset backed securities	73,769	77,034
Total	$1,707,999	$1,842,234

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Residential mortgage backed securities, commercial mortgage backed securities and asset backed securities are not due at a single maturity date. As such, these securities were not included in the maturities distribution.

RiverSource Life Insurance Co. of New York

Net investment income is summarized as follows:

	Years Ended December 31,
(in thousands)	2014	2013	2012
Fixed maturities	$79,039	$82,640	$88,409
Commercial mortgage loans	8,247	8,578	8,972
Policy loans and other investments	2,039	1,959	2,120
	89,325	93,177	99,501
Less: investment expenses	2,065	2,194	2,034
Total	$87,260	$90,983	$97,467

5.  FINANCING RECEIVABLES

The Company’s financing receivables include commercial mortgage loans and policy loans. See Note 2 for information regarding the Company’s accounting policies related to loans and the allowance for loan losses.

Allowance for Loan Losses

The following table presents a rollforward of the allowance for loan losses for the years ended and the ending balance of the allowance for loan losses by impairment method:

	December 31,
Commercial Mortgage Loans (in thousands)	2014	2013	2012
Beginning balance	$2,038	$2,038	$2,038
Charge-offs	—	—	—
Ending balance	$2,038	$2,038	$2,038

Collectively evaluated for impairment	$2,038	$2,038	$2,038

The recorded investment in financing receivables by impairment method for commercial mortgage loans was as follows:

	December 31,
(in thousands)	2014	2013
Individually evaluated for impairment	$—	$1,523
Collectively evaluated for impairment	146,652	150,467
Total	$146,652	$151,990

As of December 31, 2014 and 2013, the Company’s recorded investment in financing receivables individually evaluated for impairment for which there was no related allowance for loan losses was nil and $1.5 million, respectively.

Credit Quality Information

Nonperforming loans, which are generally loans 90 days or more past due, were nil as of both December 31, 2014 and 2013. All loans were considered to be performing.

Commercial Mortgage Loans

The Company reviews the credit worthiness of the borrower and the performance of the underlying properties in order to determine the risk of loss on commercial mortgage loans. Based on this review, the commercial mortgage loans are assigned an internal risk rating, which management updates as necessary. Commercial mortgage loans which management has assigned its highest risk rating were nil and 1% of total commercial mortgage loans at December 31, 2014 and 2013, respectively. Loans with the highest risk rating represent distressed loans which the Company has identified as impaired or expects to become delinquent or enter into foreclosure within the next six months. In addition, the Company reviews the concentrations of credit risk by region and property type.

RiverSource Life Insurance Co. of New York

Concentrations of credit risk of commercial mortgage loans by U.S. region were as follows:

	Loans		Percentage
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
	(in thousands)
South Atlantic	$38,607	$42,985	26%	28%
Pacific	27,929	21,385	19	14
Middle Atlantic	19,781	18,578	13	12
East North Central	15,851	15,614	11	10
Mountain	15,432	18,874	11	13
West North Central	12,480	10,111	9	7
New England	9,652	11,927	7	8
East South Central	5,022	10,519	3	7
West South Central	1,898	1,997	1	1

	146,652	151,990	100%	100%

Less: allowance for loan losses	2,038	2,038

Total	$144,614	$149,952

Concentrations of credit risk of commercial mortgage loans by property type were as follows:

	Loans		Percentage
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
	(in thousands)
Retail	$36,815	$40,992	25%	27%
Industrial	33,815	34,344	23	22
Office	30,761	33,029	21	22
Apartments	29,544	28,770	20	19
Mixed use	5,403	4,217	4	3
Hotel	—	1,523	—	1
Other	10,314	9,115	7	6

	146,652	151,990	100%	100%

Less: allowance for loan losses	2,038	2,038

Total	$144,614	$149,952

6.  DEFERRED ACQUISITION COSTS AND DEFERRED SALES INDUCEMENT COSTS

In the third quarter of the year, management conducts its annual review of insurance and annuity valuation assumptions relative to current experience and management expectations. To the extent that expectations change as a result of this review, management updates valuation assumptions. The impact for the year ended December 31, 2014 primarily reflected the difference between the Company’s previously assumed interest rates versus the continued low interest rate environment, offset by favorable persistency and mortality experience and a benefit from updating the Company’s variable annuity living benefit withdrawal utilization assumption. The impact for the year ended December 31, 2013 primarily reflected the impact of assumed interest rates and changes in assumed policyholder behavior. The impact for the year ended December 31, 2012 primarily reflected the low interest rate environment and the assumption of continued low interest rates over the near-term.

The balances of and changes in DAC were as follows:

(in thousands)	2014	2013	2012
Balance at January 1	$146,765	$127,704	$133,032
Capitalization of acquisition costs	18,557	19,195	17,111
Amortization, excluding the impact of valuation assumptions review	(13,859)	(13,498)	(18,337)
Amortization, impact of valuation assumptions review	700	5,400	(1,200)
Impact of change in net unrealized securities losses (gains)	(1,400)	7,964	(2,902)
Balance at December 31	$150,763	$146,765	$127,704

RiverSource Life Insurance Co. of New York

The balances of and changes in DSIC, which is included in other assets, were as follows:

(in thousands)	2014	2013	2012
Balance at January 1	$18,954	$18,242	$21,222
Capitalization of sales inducement costs	273	285	523
Amortization, excluding the impact of valuation assumptions review	(2,351)	(1,964)	(2,262)
Amortization, impact of valuation assumptions review	200	1,000	(800)
Impact of change in net unrealized securities losses (gains)	(106)	1,391	(441)
Balance at December 31	$16,970	$18,954	$18,242

7.  REINSURANCE

For most new life insurance policies, the Company reinsures 90% of the death benefit liability. The Company began reinsuring risks at this level in 2002 for term life insurance and 2003 for individual fixed and variable universal life insurance. Policies issued prior to these dates are not subject to these same reinsurance levels.

However, for IUL policies issued after September 1, 2013 and VUL policies issued after January 1, 2014, the Company generally reinsures 50% of the death benefit liability.

The maximum amount of life insurance risk the Company will retain is $10 million on a single life and $10 million on any flexible premium survivorship life policy; however, reinsurance agreements are in place such that retaining more than $1.5 million of insurance risk on a single life or a flexible premium survivorship life policy is very unusual. Risk on fixed and variable universal life policies is reinsured on a yearly renewable term basis. Risk on most term life policies starting in 2002 is reinsured on a coinsurance basis, a type of reinsurance in which the reinsurer participates proportionally in all material risks and premiums associated with a policy.

The Company also has life insurance risk previously assumed under a reinsurance arrangement with an unaffiliated insurance company.

For existing LTC policies, the Company has continued ceding 50% of the risk on a coinsurance basis to Genworth Life Insurance Company of New York (“Genworth”) and retained the remaining risk. This reinsurance arrangement applies for 1996 and later issues only.

Generally, the Company retains at most $5,000 per month of risk per life on DI policies sold on policy forms introduced in 2010 and reinsures the remainder of the risk on a coinsurance basis with unaffiliated reinsurance companies. The Company retains all risk for new claims on DI contracts sold on other policy forms. The Company also retains all risk on accidental death benefit claims and substantially all risk associated with waiver of premium provisions.

At December 31, 2014 and 2013, traditional life and UL insurance in force aggregated $11.3 billion and $11.1 billion, respectively, of which $7.8 billion and $7.6 billion were reinsured at the respective year ends. Life insurance in force is reported on a statutory basis.

The effect of reinsurance on premiums was as follows:

	Years Ended December 31,
(in thousands)	2014	2013	2012
Direct premiums	$36,205	$35,607	$35,602
Reinsurance ceded	(11,721)	(11,323)	(11,087)
Net premiums	$24,484	$24,284	$24,515

Policy and contract charges are presented on the Statements of Income net of $5.0 million, $4.3 million and $4.5 million of reinsurance ceded for the years ended December 31, 2014, 2013 and 2012, respectively.

Reinsurance recovered from reinsurers was $11.9 million, $8.5 million and $7.5 million for the years ended December 31, 2014, 2013 and 2012, respectively. Reinsurance contracts do not relieve the Company from its primary obligation to policyholders.

Reinsurance recoverables include approximately $86.3 million and $78.9 million related to LTC risk ceded to Genworth as of December 31, 2014 and 2013, respectively. Included in policyholder account balances, future policy benefits and claims is $2.7 million and $3.0 million related to a previously assumed reinsurance arrangement as of December 31, 2014 and 2013, respectively.

RiverSource Life Insurance Co. of New York

8.  POLICYHOLDER ACCOUNT BALANCES, FUTURE POLICY BENEFITS AND CLAIMS AND SEPARATE ACCOUNT LIABILITIES

Policyholder account balances, future policy benefits and claims consisted of the following:

	December 31,
(in thousands)	2014		2013
Policyholder account balances
Fixed annuities	$1,011,775		$1,033,712
Variable annuity fixed sub-accounts	247,746		250,599
VUL/UL insurance	183,810		179,924
IUL insurance	22,674		10,650
Other life insurance	38,117		39,598
Total policyholder account balances	1,504,122		1,514,483
Future policy benefits
Variable annuity GMWB	27,840		(29,203	)(1)
Variable annuity GMAB	(3,944	)(2)	(6,133	)(2)
Other annuity liabilities	7,700		5,590
Fixed annuities life contingent liabilities	91,227		91,092
Life, DI and LTC insurance	318,893		298,398
VUL/UL and other life insurance additional liabilities	27,364		20,735
Total future policy benefits	469,080		380,479
Policy claims and other policyholder’ funds	7,129		9,188
Total policyholder account balances, future policy benefits and claims	$1,980,331		$1,904,150

(1)	Includes the value of GMWB embedded derivatives that was a net asset at December 31, 2013 reported as a contra liability.
(2)	Includes the value of GMAB embedded derivatives that was a net asset at both December 31, 2014 and 2013 reported as a contra liability.

Separate account liabilities consisted of the following:

	December 31,
(in thousands)	2014	2013
Variable annuity	$4,073,573	$3,897,764
VUL insurance	406,303	395,588
Other insurance	801	1,103
Total	$4,480,677	$4,294,455

Fixed Annuities

Fixed annuities include both deferred and payout contracts. Deferred contracts offer a guaranteed minimum rate of interest and security of the principal invested. Payout contracts guarantee a fixed income payment for life or the term of the contract. The Company generally invests the proceeds from the annuity contracts in fixed rate securities.

Variable Annuities

Purchasers of variable annuities can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for variable annuity contracts are held in separate accounts where the assets are held for the exclusive benefit of those contractholders.

Most of the variable annuity contracts currently issued by the Company contain one or more guaranteed benefits, including GMWB, GMAB and GMDB provisions. The Company previously offered contracts with GMIB provisions. See Note 2 and Note 9 for additional information regarding the Company’s variable annuity guarantees. The Company does not currently hedge its risk under the GMDB and GMIB provisions. See Note 11 and Note 15 for additional information regarding the Company’s derivative instruments used to hedge risks related to GMWB and GMAB provisions.

Insurance Liabilities

VUL/UL is the largest group of insurance policies written by the Company. Purchasers of VUL can select from a variety of investment options and can elect to allocate a portion to a fixed account or a separate account. A vast majority of the premiums received for VUL policies are held in separate accounts where the assets are held for the exclusive benefit of those policyholders.

IUL insurance is similar to UL in many regards, although the rate of credited interest above the minimum guarantee for funds allocated to the indexed account is linked to the performance of the S&P 500 Index (subject to a cap and floor). The policyholder may allocate all or a portion of the policy value to a fixed or indexed account.

The Company also offers term insurance as well as disability products. The Company no longer offers standalone LTC products but has in force policies from prior years. Insurance liabilities include accumulation values, unpaid reported claims, incurred but not reported claims and obligations for anticipated future claims.

RiverSource Life Insurance Co. of New York

Portions of the Company’s fixed and variable universal life policies have product features that result in profits followed by losses from the insurance component of the policy. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the policy. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

9.  VARIABLE ANNUITY AND INSURANCE GUARANTEES

The majority of the variable annuity contracts offered by the Company contain GMDB provisions. The Company also offers variable annuities with GMWB and GMAB provisions. The Company previously offered contracts containing GMIB provisions. See Note 2 and Note 8 for additional information regarding the Company’s variable annuity guarantees.

The GMDB provisions provide a specified minimum return upon death of the contractholder. The death benefit payable is the greater of (i) the contract value less any purchase payment credits subject to recapture and less a pro-rata portion of any rider fees, or (ii) the GMDB provisions specified in the contract. The Company has the following primary GMDB provisions:

•	Return of premium — provides purchase payments minus adjusted partial surrenders.

•

Reset — provides that the value resets to the account value every sixth contract anniversary minus adjusted partial surrenders. This provision was often provided in combination with the return of premium provision and is no longer offered.

•	Ratchet — provides that the value ratchets up to the maximum account value at specified anniversary intervals, plus subsequent purchase payments less adjusted partial surrenders.

The variable annuity contracts with GMWB riders typically have account values that are based on an underlying portfolio of mutual funds, the values of which fluctuate based on fund performance. At issue, the guaranteed amount is equal to the amount deposited but the guarantee may be increased annually to the account value (a “step-up”) in the case of favorable market performance or by a benefit credit if the contract includes this provision.

The Company has GMWB riders in force, which contain one or more of the following provisions:

•	Withdrawals at a specified rate per year until the amount withdrawn is equal to the guaranteed amount.

•	Withdrawals at a specified rate per year for the life of the contractholder (“GMWB for life”).

•	Withdrawals at a specified rate per year for joint contractholders while either is alive.

•	Withdrawals based on performance of the contract.

•	Withdrawals based on the age withdrawals begin.

•	Once withdrawals begin, the contractholder’s funds are moved to one of the three least aggressive asset allocation models.

•	Credits are applied annually for a specified number of years to increase the guaranteed amount as long as withdrawals have not been taken.

Variable annuity contractholders age 79 or younger at contract issue can also obtain a principal-back guarantee by purchasing the optional GMAB rider for an additional charge. The GMAB rider guarantees that, regardless of market performance at the end of the 10-year waiting period, the contract value will be no less than the original investment or a specified percentage of the highest anniversary value, adjusted for withdrawals. If the contract value is less than the guarantee at the end of the 10-year period, a lump sum will be added to the contract value to make the contract value equal to the guarantee value.

Variable annuity and insurance products offer separate account investment options. In addition, many of these products offer a fixed account option that is part of the Company’s “general account”. Under the separate account options, contractholders and policyholders bear the investment risk. The Company’s Portfolio Navigator (traditional asset allocation) funds are separate account investment options available under the Company’s variable universal life insurance products and its variable annuities, but as of April 2012, are no longer available for sale with a living benefit rider. Portfolio Navigator funds allow clients to allocate their contract value to one of five funds of funds, each of which invests in various underlying funds. Portfolio Navigator funds are designed to allow a contract purchaser to select investment options based on the purchaser’s investment time horizon, risk tolerance and investment goals. As of April 2012, clients who purchase a GMWB or GMAB rider are invested in one or more of four Portfolio Stabilizer (managed volatility) funds within the separate accounts designed to pursue total return while seeking to mitigate exposure to market volatility.

Certain UL policies offered by the Company provide secondary guarantee benefits. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

RiverSource Life Insurance Co. of New York

The following table provides information related to variable annuity guarantees for which the Company has established additional liabilities:

	December 31, 2014				December 31, 2013
Variable Annuity Guarantees by Benefit Type(1) (in thousands, except age)	Total Contract Value	Contract Value in Separate Accounts	Net Amount at Risk	Weighted Average Attained Age	Total Contract Value	Contract Value in Separate Accounts	Net Amount at Risk	Weighted Average Attained Age
GMDB:
Return of premium	$2,924,873	$2,842,871	$1,057	64	$2,707,746	$2,623,523	$1,251	63
Five/six-year reset	571,861	425,897	1,919	64	610,893	465,907	2,829	64
One-year ratchet	552,092	537,908	1,550	65	552,355	535,168	1,151	65
Five-year ratchet	222,112	216,465	247	63	220,521	215,495	263	62
Total — GMDB	$4,270,938	$4,023,141	$4,773	64	$4,091,515	$3,840,093	$5,494	63
GMIB	$16,805	$15,811	$72	65	$19,568	$18,579	$61	64
GMWB:
GMWB	$227,961	$227,149	$10	68	$239,913	$238,959	$11	67
GMWB for life	2,062,524	2,052,018	86	65	1,866,258	1,849,756	92	65
Total — GMWB	$2,290,485	$2,279,167	$96	65	$2,106,171	$2,088,715	$103	65
GMAB	$309,247	$308,156	$82	57	$298,673	$297,293	$74	56

(1)

Individual variable annuity contracts may have more than one guarantee and therefore may be included in more than one benefit type. Variable annuity contracts for which the death benefit equals the account value are not shown in this table.

The net amount at risk for GMDB and GMAB guarantees is defined as the current guaranteed benefit amount in excess of the current contract value. The net amount at risk for GMIB and GMWB guarantees is defined as the greater of the present value of the minimum guaranteed withdrawal payments less the current contract value or zero. The present value is calculated using a discount rate that is consistent with assumptions embedded in the Company’s annuity pricing models.

The following table provides information related to insurance guarantees for which the Company has established additional liabilities:

	December 31, 2014		December 31, 2013
(in thousands, except age)	Net Amount at Risk	Weighted Average Attained Age	Net Amount at Risk	Weighted Average Attained Age
UL secondary guarantees	$405	63	$394	62

The net amount at risk for UL secondary guarantees is defined as the current guaranteed death benefit amount in excess of the current policyholder value.

Changes in additional liabilities (contra liabilities) for variable annuity and insurance guarantees were as follows:

(in thousands)	GMDB	GMIB	GMWB(1)	GMAB(1)	UL
Balance at January 1, 2012	$189	$479	$66,621	$13,632	$9,083
Incurred claims	656	13	(30,561)	(7,720)	4,351
Paid claims	(525)	—	—	—	(1,150)
Balance at December 31, 2012	320	492	36,060	5,912	12,284
Incurred claims	87	(132)	(65,263)	(12,045)	3,965
Paid claims	(48)	—	—	—	(1,124)
Balance at December 31, 2013	359	360	(29,203)	(6,133)	15,125
Incurred claims	446	21	57,043	2,189	6,076
Paid claims	(205)	—	—	—	(2,043)
Balance at December 31, 2014	$600	$381	$27,840	$(3,944)	$19,158

(1)	The incurred claims for GMWB and GMAB represent the total change in the liabilities (contra liabilities).

The liabilities for guaranteed benefits are supported by general account assets.

RiverSource Life Insurance Co. of New York

The following table summarizes the distribution of separate account balances by asset type for variable annuity contracts providing guaranteed benefits:

	December 31,
(in thousands)	2014	2013
Mutual funds:
Equity	$2,288,087	$2,136,649
Bond	1,463,515	1,482,603
Other	258,080	216,828
Total mutual funds	$4,009,682	$3,836,080

No gains or losses were recognized on assets transferred to separate accounts for the years ended December 31, 2014, 2013 and 2012.

10.  LINE OF CREDIT

The Company has available a committed line of credit with Ameriprise Financial aggregating the lesser of $25 million or 5% of the Company’s statutory admitted assets (excluding separate account balances) as of the prior year end. The interest rate for any borrowing is established by reference to LIBOR plus 90 basis points, subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. This line of credit is renewed annually on August 1st with Ameriprise Financial and filed with the New York Department. There were no amounts outstanding on this line of credit at December 31, 2014 and 2013.

11.  FAIR VALUES OF ASSETS AND LIABILITIES

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit price. The exit price assumes the asset or liability is not exchanged subject to a forced liquidation or distressed sale.

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

Level 1	Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2	Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3	Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

RiverSource Life Insurance Co. of New York

The following tables present the balances of assets and liabilities measured at fair value on a recurring basis:

	December 31, 2014
(in thousands)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale securities: Fixed maturities:
Corporate debt securities	$—	$1,116,512	$150,969	$1,267,481
Residential mortgage backed securities	—	226,646	808	227,454
Commercial mortgage backed securities	—	162,333	—	162,333
State and municipal obligations	—	103,284	—	103,284
Asset backed securities	—	73,643	3,391	77,034
Foreign government bonds and obligations	—	3,108	—	3,108
U.S. government and agencies obligations	273	1,267	—	1,540
Total Available-for-Sale securities: Fixed maturities	273	1,686,793	155,168	1,842,234
Cash equivalents	—	23,799	—	23,799
Other assets:
Interest rate derivative contracts	—	58,855	—	58,855
Equity derivative contracts	10,430	43,405	—	53,835
Foreign exchange derivative contracts	—	1,237	—	1,237
Total other assets	10,430	103,497	—	113,927
Separate account assets	—	4,480,677	—	4,480,677
Total assets at fair value	$10,703	$6,294,766	$155,168	$6,460,637

Liabilities
Policyholder account balances, future policy benefits and claims:
IUL embedded derivatives	$—	$—	$9,754	$9,754
GMWB and GMAB embedded derivatives	—	—	19,338	19,338	(2)
Total policyholder account balances, future policy benefits and claims	—	—	29,092	29,092	(1)
Other liabilities:
Interest rate derivative contracts	—	13,836	—	13,836
Equity derivative contracts	6,893	58,086	—	64,979
Foreign exchange derivative contracts	—	171	—	171
Total other liabilities	6,893	72,093	—	78,986
Total liabilities at fair value	$6,893	$72,093	$29,092	$108,078

(1)	The Company’s adjustment for nonperformance risk resulted in a $15.9 million cumulative decrease to the embedded derivatives.
(2)	The fair value of the GMWB and GMAB embedded derivatives included $34.6 million of individual contracts in a liability position and $15.3 million of individual contracts in an asset position.

RiverSource Life Insurance Co. of New York

	December 31, 2013
(in thousands)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale securities: Fixed maturities:
Corporate debt securities	$—	$1,108,016	$128,453	$1,236,469
Residential mortgage backed securities	—	197,020	—	197,020
Commercial mortgage backed securities	—	157,848	—	157,848
State and municipal obligations	—	91,583	—	91,583
Asset backed securities	—	54,816	13,688	68,504
Foreign government bonds and obligations	—	3,131	—	3,131
U.S. government and agencies obligations	1,306	1,608	—	2,914
Total Available-for-Sale securities: Fixed maturities	1,306	1,614,022	142,141	1,757,469
Cash equivalents	—	51,999	—	51,999
Other assets:
Interest rate derivative contracts	—	21,710	—	21,710
Equity derivative contracts	—	33,026	—	33,026
Total other assets	—	54,736	—	54,736
Separate account assets	—	4,294,455	—	4,294,455
Total assets at fair value	$1,306	$6,015,212	$142,141	$6,158,659

Liabilities
Policyholder account balances, future policy benefits and claims:
IUL embedded derivatives	$—	$—	$3,293	$3,293
GMWB and GMAB embedded derivatives	—	—	(38,357)	(38,357	)(2)
Total policyholder account balances, future policy benefits and claims	—	—	(35,064)	(35,064	)(1)
Other liabilities:
Interest rate derivative contracts	—	37,278	—	37,278
Equity derivative contracts	8,669	40,280	—	48,949
Total other liabilities	8,669	77,558	—	86,227
Total liabilities at fair value	$8,669	$77,558	$(35,064)	$51,163

(1)	The Company’s adjustment for nonperformance risk resulted in a $6.9 million cumulative decrease to the embedded derivatives.
(2)

The fair value of the GMWB and GMAB embedded derivatives was reported as a contra liability, including $45.8 million of individual contracts in an asset position and $7.4 million of individual contracts in a liability position.

RiverSource Life Insurance Co. of New York

The following tables provide a summary of changes in Level 3 assets and liabilities measured at fair value on a recurring basis:

	Available-for-Sale Securities: Fixed Maturities						Policyholder Account Balances, Future Policy Benefits and Claims
(in thousands)	Corporate Debt Securities	Residential Mortgage Backed Securities	Commercial Mortgage Backed Securities	Asset Backed Securities	Total		IUL Embedded Derivatives		GMWB and GMAB Embedded Derivatives		Total
Balance, January 1, 2014	$128,453	$—	$—	$13,688	$142,141		$(3,293)		$38,357		$35,064
Total gains (losses) included in:
Net income	(227)	(4)	—	(1)	(232	)(1)	(1,326	)(2)	(43,753	)(3)	(45,079)
Other comprehensive income	398	(3)	—	137	532		—		—		—
Purchases	41,303	1,011	18,137	—	60,451		—		—		—
Issues	—	—	—	—	—		(5,209)		(14,681)		(19,890)
Settlements	(18,958)	(196)	—	(46)	(19,200)		74		739		813
Transfers out of Level 3	—	—	(18,137)	(10,387)	(28,524)		—		—		—
Balance, December 31, 2014	$150,969	$808	$—	$3,391	$155,168		$(9,754)		$(19,338)		$(29,092)
Changes in unrealized gains (losses) relating to assets and liabilities held at December 31, 2014 included in:
Net investment income	$(162)	$(4)	$—	$(1)	$(167)		$—		$—		$—
Benefits, claims, losses and settlement expenses	—	—	—	—	—		—		(43,616)		(43,616)
Interest credited to fixed accounts	—	—	—	—	—		(1,326)		—		(1,326)

(1)	Included in net investment income in the Statements of Income.
(2)	Included in interest credited to fixed accounts in the Statements of Income.
(3)	Included in benefits, claims, losses and settlement expenses in the Statements of Income.

	Available-for-Sale Securities: Fixed Maturities					Policyholder Account Balances, Future Policy Benefits and Claims
(in thousands)	Corporate Debt Securities	Commercial Mortgage Backed Securities	Asset Backed Securities	Total		IUL Embedded Derivatives	GMWB and GMAB Embedded Derivatives	Total
Balance, January 1, 2013	$130,454	$12,740	$10,563	$153,757		$(998)	$(39,934)	$(40,932)
Total gains (losses) included in:
Net income	(260)	45	165	(50	)(1)	723 (2)	90,168 (3)	90,891
Other comprehensive income	(3,018)	(403)	1,211	(2,210)		—	—	—
Purchases	15,103	—	1,763	16,866		—	—	—
Issues	—	—	—	—		(3,049)	(13,087)	(16,136)
Settlements	(13,826)	(7)	(14)	(13,847)		31	1,210	1,241
Transfers out of Level 3	—	(12,375)	—	(12,375)		—	—	—
Balance, December 31, 2013	$128,453	$—	$13,688	$142,141		$(3,293)	$38,357	$35,064
Changes in unrealized gains (losses) relating to assets and liabilities held at December 31, 2013 included in:
Net investment income	$(260)	$—	$165	$(95)		$—	$—	$—
Benefits, claims, losses and settlement expenses	—	—	—	—		—	89,267	89,267
Interest credited to fixed accounts	—	—	—	—		723	—	723

(1)	Included in net investment income in the Statements of Income.
(2)	Included in interest credited to fixed accounts in the Statements of Income.
(3)	Included in benefits, claims, losses and settlement expenses in the Statements of Income.

RiverSource Life Insurance Co. of New York

	Available-for-Sale Securities: Fixed Maturities						Policyholder Account Balances, Future Policy Benefits and Claims
(in thousands)	Corporate Debt Securities	Residential Mortgage Backed Securities	Commercial Mortgage Backed Securities	Asset Backed Securities	Total		IUL Embedded Derivatives	GMWB and GMAB Embedded Derivatives	Total
Balance, January 1, 2012	$81,587	$3,414	$36	$10,550	$95,587		$—	$(79,451)	$(79,451)
Total gains (losses) included in:
Net income	(186)	(218)	137	114	(153	)(1)	48 (2)	50,808 (3)	50,856
Other comprehensive loss	413	654	438	(101)	1,404		—	—	—
Purchases	55,096	—	—	—	55,096		—	—	—
Issues	—	—	—	—	—		(1,048)	(10,750)	(11,798)
Settlements	(6,456)	(278)	(25)	—	(6,759)		2	(541)	(539)
Transfers into Level 3	—	—	12,154	—	12,154		—	—	—
Transfers out of Level 3	—	(3,572)	—	—	(3,572)		—	—	—
Balance, December 31, 2012	$130,454	$—	$12,740	$10,563	$153,757		$(998)	$(39,934)	$(40,932)
Changes in unrealized gains (losses) relating to assets and liabilities held at December 31, 2012 included in:
Net investment income	$(186)	$—	$137	$114	$65		$—	$—	$—
Benefits, claims, losses and settlement expenses	—	—	—	—	—		—	49,074	49,074
Interest credited to fixed accounts	—	—	—	—	—		48	—	48

(1)	Represents a $65 thousand gain included in net investment income and a $218 thousand loss included in net realized investment gains in the Statements of Income.
(2)	Included in interest credited to fixed accounts in the Statements of Income.
(3)	Included in benefits, claims, losses and settlement expenses in the Statements of Income.

The increase (decrease) to pretax income of the Company’s adjustment for nonperformance risk on the fair value of its embedded derivatives was $7.0 million, $(9.2) million and $(3.7) million, net of DAC, DSIC, unearned revenue amortization and the reinsurance accrual, for the years ended December 31, 2014, 2013 and 2012, respectively.

During the year ended December 31, 2012, transfers from Level 3 included certain non-agency residential mortgage backed securities with a fair value of approximately $3.6 million. The transfers reflect improved pricing transparency of these securities, a continuing trend of increased activity in the non-agency residential mortgage backed securities market and observability of significant inputs to the valuation methodology. All other securities transferred from Level 3 represent securities with fair values that are now obtained from a third party pricing service with observable inputs. Securities transferred to Level 3 represent securities with fair values that are now based on a single non-binding broker quote. The Company recognizes transfers between levels of the fair value hierarchy as of the beginning of the quarter in which each transfer occurred. For assets and liabilities held at the end of the reporting periods that are measured at fair value on a recurring basis, there were no transfers between Level 1 and Level 2.

The following tables provide a summary of the significant unobservable inputs used in the fair value measurements developed by the Company or reasonably available to the Company of Level 3 assets and liabilities:

	December 31, 2014
	Fair Value	Valuation Technique	Unobservable Input	Range			Weighted Average
	(in thousands)
Corporate debt securities (private placements)	$150,751	Discounted cash flow	Yield/spread to U.S. Treasuries	1.0%	–	3.9%	1.5%
IUL embedded derivatives	$9,754	Discounted cash flow	Nonperformance risk(1)	65		bps
GMWB and GMAB embedded derivatives	$19,338	Discounted cash flow	Utilization of guaranteed withdrawals(2)	0.0%	–	51.1%
			Surrender rate	0.0%	–	44.5%
			Market volatility(3)	5.2%	–	20.9%
			Nonperformance risk(1)	65		bps
			Elective contractholder strategy allocations(4)	0.0%	–	3.0%

RiverSource Life Insurance Co. of New York

	December 31, 2013
	Fair Value	Valuation Technique	Unobservable Input	Range			Weighted Average
	(in thousands)
Corporate debt securities (private placements)	$128,112	Discounted cash flow	Yield/spread to U.S. Treasuries	0.9%	–	4.5%	1.6%
IUL embedded derivatives	$3,293	Discounted cash flow	Nonperformance risk(1)	74		bps
GMWB and GMAB embedded derivatives	$(38,357)	Discounted cash flow	Utilization of guaranteed withdrawals(2)	0.0%	–	51.1%
			Surrender rate	0.1%	–	42.2%
			Market volatility(3)	4.9%	–	18.8%
			Nonperformance risk(1)	74		bps
			Elective contractholder strategy allocations(4)	0.0%	–	50.0%

(1)	The nonperformance risk is the spread added to the observable interest rates used in the valuation of the embedded derivatives.
(2)	The utilization of guaranteed withdrawals represents the percentage of contractholders that will begin withdrawing in any given year.
(3)	Market volatility is implied volatility of fund of funds and managed volatility funds.
(4)	The elective allocation represents the percentage of contractholders that are assumed to electively switch their investment allocation to a different allocation model.

Level 3 measurements not included in the table above are obtained from non-binding broker quotes where unobservable inputs are not reasonably available to the Company.

Sensitivity of Fair Value Measurements to Changes in Unobservable Inputs

Significant increases (decreases) in the yield/spread to U.S. Treasuries used in the fair value measurement of Level 3 corporate debt securities in isolation would result in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in nonperformance risk used in the fair value measurement of the IUL embedded derivatives in isolation would result in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in utilization and volatility used in the fair value measurement of the GMWB and GMAB embedded derivatives in isolation would result in a significantly higher (lower) liability value. Significant increases (decreases) in nonperformance risk, surrender rate and elective investment allocation model used in the fair value measurement of the GMWB and GMAB embedded derivatives in isolation would result in a significantly lower (higher) liability value. Utilization of guaranteed withdrawals and surrender rates vary with the type of rider, the duration of the policy, the age of the contractholder, the distribution system and whether the value of the guaranteed benefit exceeds the contract accumulation value.

Determination of Fair Value

The Company uses valuation techniques consistent with the market and income approaches to measure the fair value of its assets and liabilities. The Company’s market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. The Company’s income approach uses valuation techniques to convert future projected cash flows to a single discounted present value amount. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

Assets

Cash Equivalents

Cash equivalents include highly liquid investments with original maturities of 90 days or less. Cash equivalents are classified as Level 2 and measured at amortized cost, which is a reasonable estimate of fair value because of the short time between the purchase of the instrument and its expected realization.

Available-for-Sale Securities

When available, the fair value of securities is based on quoted prices in active markets. If quoted prices are not available, fair values are obtained from third party pricing services, non-binding broker quotes, or other model-based valuation techniques. Level 1 securities include U.S. Treasuries. Level 2 securities include corporate bonds, residential mortgage backed securities, commercial mortgage backed securities, state and municipal obligations, asset backed securities and U.S. agency and foreign government securities. The fair value of these Level 2 securities is based on a market approach with prices obtained from third party pricing services. Observable inputs used to value these securities can include, but are not limited to, reported trades, benchmark yields, issuer spreads and non-binding broker quotes. Level 3 securities primarily include certain corporate bonds, non-agency residential mortgage backed securities, commercial mortgage backed securities and asset backed securities. The fair value of corporate bonds, non-agency residential mortgage backed securities, commercial mortgage backed securities and certain asset backed securities classified as Level 3 is typically based on a single non-binding broker quote. The underlying inputs used for some of the non-binding broker quotes are not readily available to the Company. The Company’s privately placed corporate bonds are typically based on a single non-binding broker quote. In addition to the general pricing controls, the Company reviews

RiverSource Life Insurance Co. of New York

the broker prices to ensure that the broker quotes are reasonable and, when available, compares prices of privately issued securities to public issues from the same issuer to ensure that the implicit illiquidity premium applied to the privately placed investment is reasonable considering investment characteristics, maturity, and average life of the investment.

In consideration of the above, management is responsible for the fair values recorded on the financial statements. Prices received from third party pricing services are subjected to exception reporting that identifies investments with significant daily price movements as well as no movements. The Company reviews the exception reporting and resolves the exceptions through reaffirmation of the price or recording an appropriate fair value estimate. The Company also performs subsequent transaction testing. The Company performs annual due diligence of third party pricing services. The Company’s due diligence procedures include assessing the vendor’s valuation qualifications, control environment, analysis of asset-class specific valuation methodologies, and understanding of sources of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. The Company also considers the results of its exception reporting controls and any resulting price challenges that arise.

Separate Account Assets

The fair value of assets held by separate accounts is determined by the net asset value (“NAV”) of the funds in which those separate accounts are invested. The NAV represents the exit price for the separate account. Separate account assets are classified as Level 2 as they are traded in principal-to-principal markets with little publicly released pricing information.

Other Assets

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The fair value of derivatives that are traded in less active over-the-counter (“OTC”) markets is generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The counterparties’ nonperformance risk associated with uncollateralized derivative assets was immaterial at December 31, 2014 and 2013. See Note 14 and Note 15 for further information on the credit risk of derivative instruments and related collateral.

Liabilities

Policyholder Account Balances, Future Policy Benefits and Claims

The Company values the embedded derivatives attributable to the provisions of certain variable annuity riders using internal valuation models. These models calculate fair value by discounting expected cash flows from benefits plus margins for profit, risk and expenses less embedded derivative fees. The projected cash flows used by these models include observable capital market assumptions and incorporate significant unobservable inputs related to contractholder behavior assumptions, implied volatility, and margins for risk, profit and expenses that the Company believes an exit market participant would expect. The fair value also reflects a current estimate of the Company’s nonperformance risk specific to these embedded derivatives. Given the significant unobservable inputs to this valuation, these measurements are classified as Level 3. The embedded derivatives attributable to these provisions are recorded in policyholder account balances, future policy benefits and claims.

The Company uses various Black-Scholes calculations to determine the fair value of the embedded derivatives associated with the provisions of its IUL products. The fair value of the IUL embedded derivatives includes significant observable interest rates, volatilities and equity index levels and the significant unobservable estimate of the Company’s nonperformance risk. Given the significance of the nonperformance risk assumption to the fair value, the IUL embedded derivatives are classified as Level 3. The embedded derivatives attributable to these provisions are recorded in policyholder account balances, future policy benefits and claims.

The Company’s Corporate Actuarial Department calculates the fair value of the embedded derivatives on a monthly basis. During this process, control checks are performed to validate the completeness of the data. Actuarial management approves various components of the valuation along with the final results. The change in the fair value of the embedded derivatives is reviewed monthly with senior management. The Level 3 inputs into the valuation are consistent with the pricing assumptions and updated as experience develops. Significant unobservable inputs that reflect policyholder behavior are reviewed quarterly along with other valuation assumptions.

Other Liabilities

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchanged-traded are classified as Level 1 measurements. The fair value of derivatives that are traded in less active OTC markets are generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The Company’s nonperformance risk associated with uncollateralized derivative liabilities was immaterial at December 31, 2014 and 2013. See Note 14 and Note 15 for further information on the credit risk of derivative instruments and related collateral.

During the reporting periods, there were no material assets or liabilities measured at fair value on a nonrecurring basis.

RiverSource Life Insurance Co. of New York

The following tables provide the carrying value and the estimated fair value of financial instruments that are not reported at fair value. All other financial instruments that are reported at fair value have been included above in the tables with balances of assets and liabilities measured at fair value on a recurring basis.

	December 31, 2014
	Carrying Value	Fair Value
(in thousands)		Level 1	Level 2	Level 3	Total
Financial Assets
Commercial mortgage loans, net	$144,614	$—	$—	$152,281	$152,281
Policy loans	45,112	—	—	45,239	45,239

Financial Liabilities
Policyholder account balances, future policy benefits and claims	$1,015,155	$—	$—	$1,129,359	$1,129,359
Separate account liabilities	6,200	—	6,200	—	6,200

	December 31, 2013
	Carrying Value	Fair Value
(in thousands)		Level 1	Level 2	Level 3	Total
Financial Assets
Commercial mortgage loans, net	$149,952	$—	$—	$153,679	$153,679
Policy loans	41,099	—	—	41,397	41,397

Financial Liabilities
Policyholder account balances, future policy benefits and claims	$1,036,540	$—	$—	$1,095,459	$1,095,459
Separate account liabilities	6,202	—	6,202	—	6,202

Commercial Mortgage Loans, Net

The fair value of commercial mortgage loans, except those with significant credit deterioration, is determined by discounting contractual cash flows using discount rates that reflect current pricing for loans with similar remaining maturities, liquidity and characteristics including loan-to-value ratio, occupancy rate, refinance risk, debt-service coverage, location, and property condition. For commercial mortgage loans with significant credit deterioration, fair value is determined using the same adjustments as above with an additional adjustment for the Company’s estimate of the amount recoverable on the loan. Given the significant unobservable inputs to this valuation, these measurements are classified as Level 3.

Policy Loans

Policy loans represent loans made against the cash surrender value of the underlying life insurance or annuity product. These loans and the related interest are usually realized at death of the policyholder or contractholder or at surrender of the contract and are not transferable without the underlying insurance or annuity contract. The fair value of policy loans is determined by estimating expected cash flows discounted at rates based on the U.S. Treasury curve. Policy loans are classified as Level 3 as the discount rate used may be adjusted for the underlying performance of individual policies.

Policyholder Account Balances, Future Policy Benefits and Claims

The fair value of fixed annuities, in deferral status, is determined by discounting cash flows using a risk neutral discount rate with adjustments for profit margin, expense margin, early policy surrender behavior, a provision for adverse deviation from estimated early policy surrender behavior and the Company’s nonperformance risk specific to these liabilities. The fair value of non-life contingent fixed annuities in payout status and the fixed portion of a small number of variable annuity contracts classified as investment contracts is determined in a similar manner. Given the use of significant unobservable inputs to these valuations, the measurements are classified as Level 3.

Separate Account Liabilities

Certain separate account liabilities are classified as investment contracts and are carried at an amount equal to the related separate account assets. The NAV of the related separate account assets represents the exit price for the separate account liabilities. Separate account liabilities are classified as Level 2 as they are traded in principal-to-principal markets with little publicly released pricing information. A nonperformance adjustment is not included as the related separate account assets act as collateral for these liabilities and minimize nonperformance risk.

12.  RELATED PARTY TRANSACTIONS

CMIA is the investment manager for the proprietary mutual funds used as investment options by the Company’s variable annuity contractholders and variable life insurance policyholders. The Company provides all fund management services, other than investment management, and is compensated for the administrative services it provides. For the years ended December 31, 2014, 2013 and 2012, the Company received $16.4 million, $14.6 million and $13.0 million, respectively, from CMIA for these services.

RiverSource Life Insurance Co. of New York

Charges by Ameriprise Financial and affiliated companies to the Company for use of joint facilities, technology support, marketing services and other services aggregated $28.2 million, $29.1 million and $27.6 million for the years ended December 31, 2014, 2013 and 2012, respectively. Certain of these costs are included in DAC. Expenses allocated to the Company may not be reflective of expenses that would have been incurred by the Company on a stand-alone basis.

During 2014, 2013 and 2012, the Company paid cash dividends of $24.0 million, $25.0 million and $50.0 million, respectively, to RiverSource Life. Prior to paying these dividends, the Company provided notification to the New York Department and received a response indicating that they did not object to the payments.

The taxable income of the Company and its parent, RiverSource Life, is included in the consolidated federal income tax return of Ameriprise Financial. At December 31, 2014 and 2013, the Company had an amount due from Ameriprise Financial for federal income taxes of $34.7 million and $12.1 million, respectively.

13.  STATUTORY ACCOUNTING PRINCIPLES AND REQUIREMENTS

The National Association of Insurance Commissioners (“NAIC”) defines Risk-Based Capital (“RBC”) requirements for insurance companies. The RBC requirements are used by the NAIC and state insurance regulators to identify companies that merit regulatory actions designed to protect policyholders. These requirements apply to the Company. The Company has met its minimum RBC requirements.

Insurance companies are required to prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of their respective states of domicile, which vary materially from GAAP. Prescribed statutory accounting practices include publications of the NAIC, as well as state laws, regulations and general administrative rules. The more significant differences from GAAP include charging policy acquisition costs to expense as incurred, establishing annuity and insurance reserves using different actuarial methods and assumptions, valuing investments on a different basis and excluding certain assets from the balance sheet by charging them directly to surplus, such as a portion of the net deferred income tax assets.

State insurance statutes contain limitations as to the amount of dividends that insurers may make without providing prior notification to state regulators. For the Company, dividends which exceed the lesser of 10% of statutory surplus as of the immediately preceding year-end or statutory net gain (loss) from operations for the immediately preceding calendar year would require pre-notification to the New York Department and are subject to potential disapproval. Statutory net gain from operations was $52.8 million, $111.4 million and $93.2 million for the years ended December 31, 2014, 2013 and 2012, respectively.

At December 31, 2014 and 2013, bonds carried at $273 thousand and $289 thousand, respectively, were on deposit with the State of New York as required by law.

Reconciliations of net income and shareholder’s equity, as shown in the accompanying GAAP financial statements, to that determined using statutory accounting principles prescribed by the State of New York (“SAP”) are as follows:

Net Income

	Years Ended December 31,
(in thousands)	2014	2013	2012
Net income, per accompanying GAAP financial statements	$52,209	$54,389	$37,818
Capitalization/amortization of DAC, net (GAAP item)	(5,398)	(11,097)	2,426
Capitalization/amortization of DSIC, net (GAAP item)	1,878	679	2,539
Change in deferred income taxes(1) (2)	13,346	1,140	1,077
Current income tax expense(1)	798	324	1,801
Change in future policy benefits(1)	26,848	(29,614)	(5,403)
Change in separate account liability adjustment (SAP item)	(1,848)	4,368	(617)
Derivatives(1) (2)	(45,588)	68,116	40,461
Other, net	385	2,136	2,314
Net income (loss), SAP basis(3)	$42,630	$90,441	$82,416

(1)	Represents valuation differences between GAAP and SAP income statement amounts.
(2)	Represents amounts which are recorded directly to surplus for statutory reporting purposes.
(3)

Results are significantly impacted by changes in reserves for variable annuity guaranteed benefits, however, these impacts are substantially offset by unrealized gains (losses) on derivatives which are not included in statutory income but are recorded directly to surplus.

RiverSource Life Insurance Co. of New York

Shareholder’s Equity

	December 31,
(in thousands)	2014	2013
Shareholder’s equity, per accompanying GAAP financial statements	$421,248	$380,809
DAC (GAAP item)	(150,763)	(146,765)
Net unrealized gains and losses on Available-for-Sale investments (GAAP item)	(134,235)	(103,691)
DSIC (GAAP item)	(16,970)	(18,954)
Future policy benefits(1)	5,410	(27,080)
Deferred income taxes, net(1)	48,259	50,269
Separate account liability adjustment (SAP item)	157,234	158,297
Non-admitted assets (SAP item)	(13,125)	(32,036)
Asset valuation reserve (SAP item)	(14,324)	(243)
Interest maintenance reserve (SAP item)	(6,718)	(6,917)
Other, net	1,616	(3,371)
Capital and surplus, SAP basis(2)	$297,632	$250,318
(1)	Represents valuation differences between GAAP and SAP balance sheet amounts.
(2)	Includes unassigned surplus of $188.7 million and $141.5 million at December 31, 2014 and 2013, respectively.

14.  OFFSETTING ASSETS AND LIABILITIES

Certain financial instruments and derivative instruments are eligible for offset in the Balance Sheets. The Company’s derivative instruments are subject to master netting arrangements and collateral arrangements and qualify for offset. A master netting arrangement with a counterparty creates a right of offset for amounts due to and from that same counterparty that is enforceable in the event of a default or bankruptcy. The Company’s policy is to recognize amounts subject to master netting arrangements on a gross basis in the Balance Sheets.

The following tables present the gross and net information about the Company’s assets subject to master netting arrangements:

	December 31, 2014
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Balance Sheets	Amounts of Assets Presented in the Balance Sheets	Gross Amounts Not Offset in the Balance Sheets			Net Amount
(in thousands)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$92,522	$—	$92,522	$(59,450)	$(3,413)	$(24,449)	$5,210
OTC cleared	17,523	—	17,523	(10,563)	(6,960)	—	—
Exchange-traded	3,882	—	3,882	—	—	—	3,882
Total derivatives	$113,927	$—	$113,927	$(70,013)	$(10,373)	$(24,449)	$9,092

	December 31, 2013
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Balance Sheets	Amounts of Assets Presented in the Balance Sheets	Gross Amounts Not Offset in the Balance Sheets			Net Amount
(in thousands)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$53,971	$—	$53,971	$(33,403)	$(3,490)	$(15,480)	$1,598
OTC cleared	765	—	765	(765)	—	—	—
Total derivatives	$54,736	$—	$54,736	$(34,168)	$(3,490)	$(15,480)	$1,598

(1)	Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar arrangements that management elects not to offset on the Balance Sheets.

RiverSource Life Insurance Co. of New York

The following tables present the gross and net information about the Company’s liabilities subject to master netting arrangements:

	December 31, 2014
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Balance Sheets	Amounts of Liabilities Presented in the Balance Sheets	Gross Amounts Not Offset in the Balance Sheets			Net Amount
(in thousands)				Financial Instruments(1)	Cash Collateral	Securities Collateral
OTC derivatives	$68,423	$—	$68,423	$(59,450)	$—	$(8,973)	$—
OTC cleared derivatives	10,563	—	10,563	(10,563)	—	—	—
Total	$78,986	$—	$78,986	$(70,013)	$—	$(8,973)	$—

	December 31, 2013
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Balance Sheets	Amounts of Liabilities Presented in the Balance Sheets	Gross Amounts Not Offset in the Balance Sheets			Net Amount
(in thousands)				Financial Instruments(1)	Cash Collateral	Securities Collateral
OTC derivatives	$83,565	$—	$83,565	$(33,403)	$—	$(50,162)	$—
OTC cleared derivatives	2,662	—	2,662	(765)	(1,855)	—	42
Total	$86,227	$—	$86,227	$(34,168)	$(1,855)	$(50,162)	$42

(1)	Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar arrangements that management elects not to offset on the Balance Sheets.

In the tables above, the amounts of assets or liabilities presented in the Balance Sheets are offset first by financial instruments that have the right of offset under master netting or similar arrangements, then any remaining amount is reduced by the amount of cash and securities collateral. The actual collateral may be greater than amounts presented in the tables.

The Company’s freestanding derivative instruments are reflected in other assets and other liabilities. See Note 15 for additional disclosures related to the Company’s derivative instruments.

15.  DERIVATIVES AND HEDGING ACTIVITIES

Derivative instruments enable the Company to manage its exposure to various market risks. The value of such instruments is derived from an underlying variable or multiple variables, including equity and interest rate indices or prices. The Company primarily enters into derivative agreements for risk management purposes related to the Company’s products and operations.

The Company’s freestanding derivatives are recorded at fair value and are reflected in other assets or other liabilities. The Company’s freestanding derivative instruments are all subject to master netting arrangements. The Company’s policy on the recognition of derivatives on the Balance Sheets is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. See Note 14 for additional information regarding the estimated fair value of the Company’s freestanding derivatives after considering the effect of master netting arrangements and collateral.

RiverSource Life Insurance Co. of New York

The Company currently uses derivatives as economic hedges. The following table presents the balance sheet location and the gross fair value of derivative instruments, including embedded derivatives:

Derivatives not designated as hedging instruments	Balance Sheet Location	Asset		Balance Sheet Location	Liability
		December 31,			December 31,
		2014	2013		2014	2013
		(in thousands)			(in thousands)
GMWB and GMAB
Interest rate contracts	Other assets	$58,855	$21,710	Other liabilities	$13,836	$37,278
Equity contracts	Other assets	52,223	32,407	Other liabilities	64,489	48,737
Foreign exchange contracts	Other assets	1,237	—	Other liabilities	171	—
Embedded derivatives(1)	N/A	—	—	Policyholder account balances, future policy benefits and claims(2)	19,338	(38,357)

Total GMWB and GMAB		112,315	54,117		97,834	47,658

Other derivatives:
Equity
IUL	Other assets	1,612	619	Other liabilities	490	212
IUL embedded derivatives	N/A	—	—	Policyholder account balances, future policy benefits and claims	9,754	3,293

Total other		1,612	619		10,244	3,505

Total derivatives		$113,927	$54,736		$108,078	$51,163

N/A Not applicable.

(1)	The fair values of GMWB and GMAB embedded derivatives fluctuate based on changes in equity, interest rate and credit markets.
(2)

The fair value of the GMWB and GMAB embedded derivatives at December 31, 2014 included $34.6 million of individual contracts in a liability position and $15.3 million of individual contracts in an asset position. The fair value of the GMWB and GMAB embedded derivatives was a net asset at December 31, 2013 reported as a contra liability, including $45.8 million of individual contracts in an asset position and $7.4 million of individual contracts in a liability position.

See Note 11 for additional information regarding the Company’s fair value measurement of derivative instruments.

The following table presents a summary of the impact of derivatives not designated as hedging instruments on the Statements of Income:

Derivatives not designated as hedging instruments	Location of Gain (Loss) on Derivatives Recognized in Income	Amount of Gain (Loss) on Derivatives Recognized in Income
		Years Ended December 31,
		2014	2013	2012
		(in thousands)
GMWB and GMAB
Interest rate contracts	Benefits, claims, losses and settlement expenses	$61,137	$(40,944)	$14,356
Equity contracts	Benefits, claims, losses and settlement expenses	(22,958)	(49,169)	(62,257)
Foreign exchange contracts	Benefits, claims, losses and settlement expenses	2,200	1,247	1,443
Embedded derivatives(1)	Benefits, claims, losses and settlement expenses	(57,965)	78,292	39,517
Total GMWB and GMAB		(17,586)	(10,574)	(6,941)

Other derivatives:
Equity
IUL	Interest credited to fixed accounts	595	299	(8)
IUL embedded derivatives	Interest credited to fixed accounts	(1,252)	(411)	52
Total other		(657)	(112)	44
Total derivatives		$(18,243)	$(10,686)	$(6,897)

(1)	The fair values of GMWB and GMAB embedded derivatives fluctuate based on changes in equity, interest rate and credit markets.

The Company holds derivative instruments that either do not qualify or are not designated for hedge accounting treatment. These derivative instruments are used as economic hedges of equity, interest rate, credit and foreign currency exchange rate risk related to various products and transactions of the Company.

Certain annuity contracts contain GMWB or GMAB provisions, which guarantee the right to make limited partial withdrawals each contract year regardless of the volatility inherent in the underlying investments or guarantee a minimum accumulation value of consideration received at the beginning of the contract period, after a specified holding period, respectively. The Company

RiverSource Life Insurance Co. of New York

economically hedges the exposure related to non-life contingent GMWB and GMAB provisions primarily using various futures, options, interest rate swaptions and interest rate swaps. At December 31, 2014 and 2013, the gross notional amount of derivative contracts for the Company’s GMWB and GMAB provisions was $3.9 billion and $2.4 billion, respectively.

The deferred premium associated with certain of the above options is paid or received semi-annually over the life of the option contract or at maturity. The following is a summary of the payments the Company is scheduled to make and receive for these options:

(in thousands)	Premiums Payable	Premiums Receivable
2015	$14,185	$—
2016	12,789	—
2017	10,015	—
2018	8,715	5,259
2019	6,675	—
2020-2025	7,086	—
Total	$59,465	$5,259

Actual timing and payment amounts may differ due to future contract settlements, modifications or exercises of options prior to the full premium being paid or received.

IUL products have returns tied to the performance of equity markets. As a result of fluctuations in equity markets, the obligation incurred by the Company related to IUL products will positively or negatively impact earnings over the life of these products. As a means of economically hedging its obligations under the provisions of these products, the Company enters into index options. The gross notional amount of IUL derivative contracts was $37.9 million and $12.6 million at December 31, 2014 and 2013, respectively.

Embedded Derivatives

Certain annuities contain GMAB and non-life contingent GMWB provisions, which are considered embedded derivatives. In addition, the equity components of the IUL product obligations are also considered embedded derivatives. These embedded derivatives are bifurcated from their host contracts for valuation purposes and reported on the Balance Sheets at fair value with changes in fair value reported in earnings. As discussed above, the Company uses derivatives to mitigate the financial statement impact of these embedded derivatives.

Credit Risk

Credit risk associated with the Company’s derivatives is the risk that a derivative counterparty will not perform in accordance with the terms of the applicable derivative contract. To mitigate such risk, the Company has established guidelines and oversight of credit risk through a comprehensive enterprise risk management program that includes members of senior management. Key components of this program are to require preapproval of counterparties and the use of master netting arrangements and collateral arrangements whenever practical. See Note 14 for additional information on the Company’s credit exposure related to derivative assets.

Certain of the Company’s derivative contracts contain provisions that adjust the level of collateral the Company is required to post based on the Company’s financial strength rating (or based on the debt rating of RiverSource Life’s parent, Ameriprise Financial). Additionally, certain of the Company’s derivative contracts contain provisions that allow the counterparty to terminate the contract if the Company does not maintain a specific financial strength rating or Ameriprise Financial’s debt does not maintain a specific credit rating (generally an investment grade rating). If these termination provisions were to be triggered, the Company’s counterparty could require immediate settlement of any net liability position. At December 31, 2014 and 2013, the aggregate fair value of derivative contracts in a net liability position containing such credit contingent provisions was $9.0 million and $50.2 million, respectively. The aggregate fair value of assets posted as collateral for such instruments as of December 31, 2014 and 2013 was $9.0 million and $50.2 million, respectively. If the credit contingent provisions of derivative contracts in a net liability position at both December 31, 2014 and 2013 were triggered, the aggregate fair value of additional assets that would be required to be posted as collateral or needed to settle the instruments immediately would have been nil.

16.  SHAREHOLDER’S EQUITY

The following table provides information related to amounts reclassified from AOCI:

		Years Ended December 31,
AOCI Reclassification	Location of Gain Recognized in Income	2014	2013
		(in thousands)
Net unrealized gains on Available-for-Sale securities	Net realized investment gains	$(2,024)	$(1,135)
Tax expense	Income tax provision	708	397
Net of tax		$(1,316)	$(738)

RiverSource Life Insurance Co. of New York

See Note 4 for additional information related to the impact of DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverable on net unrealized securities gains/losses included in AOCI.

17.  INCOME TAXES

The components of income tax provision were as follows:

	Years Ended December 31,
(in thousands)	2014	2013	2012
Current income tax
Federal	$2,086	$20,332	$13,781
State	9	318	(8)
Total current income tax	2,095	20,650	13,773
Deferred federal income tax	13,346	1,140	1,077
Total income tax provision	$15,441	$21,790	$14,850

The principal reasons that the aggregate income tax provision is different from that computed by using the U.S. statutory rate of 35% are as follows:

	Years Ended December 31,
	2014	2013	2012
Tax at U.S. statutory rate	35.0%	35.0%	35.0%
Changes in taxes resulting from:
Dividends received deduction	(10.6)	(7.2)	(7.5)
Other	(1.6)	0.8	0.7
Income tax provision	22.8%	28.6%	28.2%

The effective tax rates are lower than the statutory rate as a result of tax preferred items including the dividends received deduction.

In December 2014, the Company received Internal Revenue Service (“IRS”) approval for a change in accounting method related to variable annuity hedging. Accordingly, the Company began using the approved method of accounting in the fourth quarter of 2014. The change to the approved method increased deferred tax expense and current tax receivables with a corresponding decrease to current tax expense and deferred tax assets of approximately $15.0 million.

Deferred income tax assets and liabilities result from temporary differences between the assets and liabilities measured for GAAP reporting versus income tax return purposes. The significant components of the Company’s deferred income tax assets and liabilities, which are included net within other assets and other liabilities on the Balance Sheets, were as follows:

	December 31,
(in thousands)	2014	2013
Deferred income tax assets
Liabilities for policyholder account balances, future policy benefits and claims	$73,812	$49,050
Investment related	—	20,295
Other	3,044	2,297
Gross deferred income tax assets	76,856	71,642
Deferred income tax liabilities
Deferred acquisition costs	36,915	35,468
Net unrealized gains on Available-for Sale securities	29,914	23,358
Investment related	18,148	—
DSIC	5,939	6,634
Other	657	996
Gross deferred income tax liabilities	91,573	66,456
Net deferred income tax assets (liabilities)	$(14,717)	$5,186

Based on analysis of the Company’s tax position, management believes it is more likely than not that the results of future operations and implementation of tax planning strategies will generate sufficient taxable income to enable the Company to utilize all of its deferred tax assets. Accordingly, no valuation allowance has been established as of December 31, 2014 and 2013.

RiverSource Life Insurance Co. of New York

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits is as follows:

(in thousands)	2014	2013	2012
Balance at January 1	$7,562	$4,210	$6,424
Additions based on tax positions related to the current year	524	625	—
Additions for tax positions of prior years	59	2,727	904
Reductions for tax positions of prior years	(896)	—	(2,509)
Settlements	—	—	(609)
Balance at December 31	$7,249	$7,562	$4,210

If recognized, approximately $67 thousand, $904 thousand and $110 thousand, net of federal tax benefits, of unrecognized tax benefits as of December 31, 2014, 2013 and 2012, respectively, would affect the effective tax rate.

It is reasonably possible that the total amounts of unrecognized tax benefits will change in the next 12 months. Based on the current audit position of the Company, it is estimated that the total amount of gross unrecognized tax benefits may decrease by $7.2 million in the next 12 months due to resolution of IRS examinations.

The Company recognizes interest and penalties related to unrecognized tax benefits as a component of the income tax provision. The Company recognized a net increase of $119 thousand, $60 thousand and $205 thousand in interest and penalties for the years ended December 31, 2014, 2013 and 2012, respectively. At December 31, 2014 and 2013, the Company had a payable of $2.4 million and $2.3 million, respectively, related to accrued interest and penalties.

The Company files income tax returns as part of its inclusion in the consolidated federal income tax returns of Ameriprise Financial in the U.S. federal jurisdiction and various state jurisdictions. The IRS had previously completed its field examination of the 1997 through 2011 tax returns in recent years. However, for federal income tax purposes, these years except for 2007, continue to remain open as a consequence of certain unagreed-upon issues. The IRS is currently auditing the Company’s U.S. income tax returns for 2012 and 2013. The Company’s or certain of its subsidiaries’ state income tax returns are currently under examination by various jurisdictions for years ranging from 1997 through 2012 and remain open for the years after 2012.

The items comprising other comprehensive income are presented net of the following income tax provision (benefit) amounts:

	Years Ended December 31,
(in thousands)	2014	2013	2012
Net unrealized securities gains (losses)	$6,556	$(24,428)	$12,721

18.  COMMITMENTS, GUARANTEES AND CONTINGENCIES

Commitments

At December 31, 2014 and 2013, the Company’s funding commitments for commercial mortgage loan commitments was $1.5 million and nil, respectively.

Guarantees

The Company’s annuity and life products all have minimum interest rate guarantees in their fixed accounts. As of December 31, 2014, these guarantees range up to 5.0%.

The Company is required by law to be a member of the guaranty fund association in the State of New York. In the event of insolvency of one or more unaffiliated insurance companies, the Company could be adversely affected by the requirement to pay assessments to the guaranty fund association.

The Company projects its cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations (“NOLHGA”) and the amount of its premiums written relative to the industry-wide premium in each state. The Company accrues the estimated cost of future guaranty fund assessments when it is considered probable that an assessment will be imposed, the event obligating the Company to pay the assessment has occurred and the amount of the assessment can be reasonably estimated.

The Company has a liability for estimated guaranty fund assessments and a related premium tax asset associated with Executive Life Insurance Company of New York (“ELNY”). At December 31, 2014 and 2013, the estimated liability was $1.1 million and $1.7 million, respectively, and the related premium tax asset was $893 thousand and $1.4 million, respectively. The Company has recently paid assessments related to ELNY from the state guaranty fund association, however, the expected period over which guaranty fund assessments will be made and the related tax credits recovered is not known.

Contingencies

Insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. Numerous state and federal regulatory agencies have commenced examinations and other inquiries of insurance companies regarding sales and marketing practices (including sales to older consumers and disclosure practices), claims handling, and unclaimed property and escheatment

RiverSource Life Insurance Co. of New York

practices and procedures. The Company has cooperated and will continue to cooperate with the applicable regulators regarding their inquiries.

The Company is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. The Company believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory investigation, examination or proceeding that is likely to have a material adverse effect on its financial condition, results of operations or liquidity. Notwithstanding the foregoing, it is possible that the outcome of any current or future legal, arbitration or regulatory proceeding could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

Uncertain economic conditions, heightened and sustained volatility in the financial markets and significant financial reform legislation may increase the likelihood that clients and other persons or regulators may present or threaten legal claims or that regulators increase the scope or frequency of examinations of the Company or the insurance industry generally.

RiverSource Life Insurance Co. of New York

20 Madison Avenue Extension

Albany, NY 12203

1-800-541-2251

RiverSource Distributors, Inc. (Distributor), Member FINRA.

Issued by RiverSource Life Insurance Co. of New York, Albany, New York.

Affiliated with Ameriprise Financial Services, Inc.

© 2008-2015 RiverSource Life Insurance Company. All rights reserved.

45066 AA (5/15)